UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06385

Nuveen Ohio Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	20

Report of Independent Registered Public Accounting Firm	22

Portfolios of Investments	23

Statement of Assets and Liabilities	55

Statement of Operations	56

Statement of Changes in Net Assets	57

Statement of Cash Flows	59

Financial Highlights	60

Notes to Financial Statements	66

Additional Fund Information	80

Glossary of Terms Used in this Report	81

Reinvest Automatically, Easily and Conveniently	83

Board Members & Officers	84

NUVEEN	3

Chairman's Letter to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are rising in light of the next anticipated Federal Reserve (Fed) rate hikes and inflation is ticking higher.
The Trump administration's early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House's pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump's win and the U.K.'s decision to leave the European Union (or "Brexit") remained in the minority in the Dutch general election in March, easing the political uncertainty surrounding France and Germany's elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with "hard" data such as consumer and business spending to gauge the economy's progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump's other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
 April 24, 2017

4	NUVEEN

Portfolio Managers' Comments
Nuveen Arizona Quality Municipal Income Fund (NAZ)
(formerly known as Nuveen Arizona Premium Income Municipal Fund)
Nuveen Michigan Quality Municipal Income Fund (NUM)
(formerly known as Nuveen Michigan Quality Income Municipal Fund)
Nuveen Ohio Quality Municipal Income Fund (NUO)
(formerly known as Nuveen Ohio Quality Income Municipal Fund)
Nuveen Texas Quality Municipal Income Fund (NTX)
(formerly known as Nuveen Texas Quality Income Municipal Fund)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, review U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month reporting period performance of these four Nuveen Funds. Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUM, NUO and NTX since 2007.
Prior to market open on December 28, 2016, the Nuveen Arizona Premium Income Municipal Fund (NAZ) was renamed the Nuveen Arizona Quality Municipal Income Fund (NAZ), the Nuveen Michigan Quality Income Municipal Fund (NUM) was renamed the Nuveen Michigan Quality Municipal Income Fund (NUM), the Nuveen Ohio Quality Income Municipal Fund (NUO) was renamed the Nuveen Ohio Quality Municipal Income Fund (NUO) and the Nuveen Texas Quality Income Municipal Fund (NTX) was renamed the Nuveen Texas Quality Municipal Income Fund (NTX).
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 28, 2017?
The U.S. economy continued to expand at its below-trend rate but showed some signs of strengthening in the latter months of the reporting period. For 2016 as a whole, the Bureau of Economic Analysis reported that the economy grew at an annual rate of 1.6%, as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes. Despite a boost in third-quarter GDP from a short-term jump in exports, economic activity in the other three calendar quarters of 2016 stayed near or below the 2% growth mark.
However, momentum appeared to be building in the second half of the reporting period. The labor market continued to tighten, inflation ticked higher, and consumer confidence and spending were higher. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in February 2017 from 4.9% in February 2016 and job gains averaged around 200,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The twelve-

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers' Comments (continued)
month change in the Consumer Price Index (CPI) rose from the low of 0.8% in July 2016 to 2.7% over the twelve-month reporting period ended February 2017 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve's (Fed) unofficial longer term inflation objective of 2.0% and the fifteenth consecutive month in the range of 2.1% to 2.3%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.9% annual gain in January 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.7%, respectively.
The U.S. economic outlook struck a more optimistic tone, prompting the Fed's policy making committee to raise its main benchmark interest rate in December 2016 and again in March 2017 (after the close of this reporting period). These moves were widely expected by the markets and additional increases are anticipated in 2017 as the Fed seeks to gradually "normalize" interest rates.
The political environment was another major influence on the markets over the reporting period. In the U.S., the surprising election of Donald Trump boosted consumer, business and market sentiment, on hopes that Trump's policy agenda of tax reform, infrastructure spending and reduced regulation would reignite the economy. While U.S. stocks rallied particularly strongly in the months following the election, the advance slowed as concerns about the new administration's immigration policy and the Republican's health care bill began to weigh on the markets. Prior to the U.S. presidential election, Britain's vote to leave the European Union, known as Brexit, roiled the markets in late June and July. Although world stock markets largely recovered, sterling dropped to a 31-year low and remained volatile as the U.K. prepared for exit negotiations. Investors also worried whether the undercurrent of populism and nationalism supporting the Trump and Brexit victories could spread across Europe, where several countries have key elections in 2017.
The municipal bond market encountered elevated volatility over the twelve-month reporting period, driven by a sell-off and widening credit spreads following the surprise election results. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after Trump's win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening.
In the reporting period overall, municipal bond issuance nationwide totaled $442.7 billion, an 11.5% gain from the issuance for the twelve-month period ended February 29, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, since the low in July 2016, interest rates have moved higher on expectations of additional Fed rate hikes, rising inflation and stronger economic growth. Issuers have begun to pull future refunding deals, as higher interest rates have eroded the potential cost savings of replacing older bonds.
Although the municipal bond market experienced widening credit spreads post-election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy's rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

6	NUVEEN

How were the economic and market environments in Arizona, Michigan, Ohio and Texas during the twelve-month reporting period ended February 28, 2017?
Arizona's economy continues to expand and is poised for additional growth after experiencing a severe housing market decline. Growth in finance, insurance, and real estate and leasing has led recent improvements in the state's employment picture. Arizona's favorable business environment has lured new business investment such as Lucid Motors' electric vehicle factory and Kudelski's (Swiss cybersecurity firm) North American headquarters into the state. Gains in Arizona housing prices have been driven primarily by the Phoenix market, with the state's smaller metropolitan areas also showing progress. According to the S&P CoreLogic Case-Shiller Index, housing prices in Phoenix rose 5.1% over the twelve months ended January 2017 (most recent data available at the time this report was prepared), compared with a 5.9% price increase nationally. In the job market, the Arizona unemployment rate dropped to a preliminary 5.1% as of February 2017. For Fiscal Year 2016, Arizona enacted a $9.1 billion general fund budget, down 1.2% over Fiscal Year 2015 enacted budget. At the end of Fiscal Year 2013, the state's temporary one-cent sales tax, enacted in 2011, expired, resulting in projected budget gaps for Fiscal Year 2014 and Fiscal Year 2015. Arizona used the accumulated financial cushion generated by the sales taxes to offset these shortfalls. Revenue growth late in the Fiscal Year allowed the state to avoid tapping its rainy day fund in Fiscal Year 2015. Prior to the recent revenue growth, the state had reported it will face budgetary shortfall for Fiscal Year 2017 before becoming in balance by Fiscal Year 2018. Governor Ducey signed its $9.6 billion Fiscal Year 2017 Budget, up 5.6% over the previously enacted budget. It achieves structural balance for the first time since 2007, which provides additional money for K-12 education and transportation infrastructure without raising taxes. Voters narrowly passed Proposition 123 on May 17, 2016, which settles a six-year-old lawsuit over school funding in which the state allegedly ignored Proposition 301 that required automatic inflation adjustments in state aid to education base level. The measure allocates $3.5 billion for education funding over ten years, of which, $1.4 billion would come from the General Fund and the remaining $2 billion from increasing distributions from the state trust land permanent funds. In May 2015, Moody's raised Arizona's issuer rating to Aa2 and changed its outlook for the state to stable, an upgrade from its previous Aa3 rating with positive outlook. S&P also upgraded the State of Arizona's issuer credit rating to AA from AA- and revised its outlook to stable from positive on May 20, 2015. During the twelve months ended February 28, 2017 municipal issuance in Arizona totaled $7.4 billion, a gross issuance increase of 20.9% from the twelve months ended February 29, 2016.
Michigan's economic growth has outpaced many of its Great Lakes region neighbors in recent years, driven by employment growth, continued diversification and multiple years of strong domestic auto sales. Strong domestic auto sales have bolstered growth in Michigan over the economic recovery, but will be less of a positive factor over the next few years. To a large extent, the Michigan economy remains tied to events in the auto industry, as the "Big Three" (General Motors, Ford and Chrysler) continued to rank among the state's five largest employers. Overall, Michigan remained heavily reliant on manufacturing, which represented 13.8% of employment in the state, compared with 8.4% nationally. As of February 2017, Michigan's unemployment rate was 5.3%, nearly the lowest level in the last fifteen years. Favorably, the state's labor force participation rate has remained stable as unemployment has improved, indicating a real improvement in job growth. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state's hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought slow, steady improvement in the housing market. According to the S&P CoreLogic Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 6.2% over the twelve months ended January 2017 (most recent data available at the time this report was prepared), in line with the national average increase of 5.9%. On the fiscal front, as revenues improved, the state has demonstrated a commitment to rebuilding reserves and maintaining structurally balanced operations. Strong income and sales tax revenue growth have helped make this possible. The state's previously depleted budget stabilization/rainy day reserve fund is now on pace to reach $1 billion by the end of Fiscal Year 2018. The state's improved financial and cash position has eliminated the need for cash flow borrowing, which the state hasn't had to resort to since 2011. Revenue growth is projected to slow from 2.9% in Fiscal Year 2017 to 2.3%. This slowdown and a recently quantified gap in infrastructure spending have the potential to pose future budgetary pressure. Michigan's infrastructure investment has fallen behind other states and a recent state commission identified an annual investment gap of approximately $4 billion. Increased funding for roads and transit programs is included in the governor's proposed $56.3 billion budget for Fiscal Year 2018, which overall represents a 2.5% increase over the prior year. As of March 2017, Moody's and S&P rated Michigan general obligation (GO) debt at Aa1 and AA-, respectively. During the twelve months ended February 28, 2017, municipal issuance in Michigan totaled $12.1 billion, a gross issuance increase of 4.9% from the twelve months ended February 28, 2016.

NUVEEN	7

Portfolio Managers' Comments (continued)
Ohio's economy has been growing at a moderate rate, but slowed to 1.9% in the fourth quarter of 2016 and 1.6% for all of 2016. The state's unemployment rate edged up to 5.1%, which is slightly higher than the 4.7% rate for the U.S. as of February 2017. Manufacturing is the largest of Ohio's major employment sectors as the state continues to be a leading producer of steel and autos. Weaker demand for autos and for industrial machinery and metals has led to declines in manufacturing employment this past year and likely in 2017 as well. Offsetting the decline in manufacturing employment is the growth in technical, scientific and professional services positions. Cincinnati and Columbus have become attractive locations for the high-tech industry, venture capital firms and health care startups. The state has experienced a small boom in oil and gas production, due largely to hydraulic fracturing in the Utica shale field in the Appalachian Basin. The count of active rotary rigs has increased since the latter half of 2016, thanks to rising natural gas prices. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 3.9% over the twelve months ended January 2017, compared with a 5.9% price increase nationally. On the fiscal front, Ohio's revenues have softened along with its economic growth. Fiscal year-to-date (through January 2017) General Fund tax receipts are down 1.3% compared to the prior year-to-date collections. Governor Kasich's proposed Fiscal Year 2018-2019 biennial budget continues to reduce the state's reliance on income tax revenue with a 17% income-tax cut over the next two years. The reduction is offset by raising the taxes on liquor, tobacco and gas drilling, as well as expanding the state's sales tax from 5.75% to 6.25%. Ohio has prioritized and rebuilt its Budget Stabilization Fund since the recession. The state raised the statutory target to 8.5% (from 5%) of total general fund revenues. The current Budget Stabilization Fund balance of $2 billion is 9% of general fund revenues. As of February 2017, Moody's and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended February 28, 2017, municipal issuance in Ohio totaled $10.7 billion, a gross issuance increase of 7.9% compared with the twelve months ended February 29, 2016.
Texas' economy is the second largest in the United States. Job growth continues to increase, although at a more subdued pace due to sustained low oil and gas prices. While the state's broader economy is diverse, the energy sector is still a major driver. Mining & manufacturing sector jobs represent 9.7% of total employment, and workforce reductions continue in these sectors. As of October 2016, mining employment declined by 13% and manufacturing declined by 3% over the previous year. The state's unemployment rate increased slightly to 4.9% as of February 2017 compared to 4.6% a year ago. Notably, overall state employment has seen continued growth since 2009. The largest year-over-year employment gains were seen in education & health services (4%), leisure & hospitality (3.8%), and financial activities (2.9%). Texas' largest non-government employment sectors, education & health services, professional & business services, retail trade, and leisure & hospitality services represented approximately 48% of state employment. According to the S&P CoreLogic Case-Shiller Index, housing prices in Dallas posted a year-over-year increase of 8.2% as of January 2017 (most recent data available at the time this report was prepared). On the fiscal front, the state legislature is in the midst of debating the 2018-2019 biennium budget. The state is grappling with a $2 billion budget gap due to weaker tax collections in 2016 and 2017 from persistent weakness in oil and gas prices. The state maintains a large Economic Stabilization Fund, or rainy day fund, and as of Fiscal Year 2016, the fund totaled $10.2 billion or 9.5% of biennial forecasted revenues. The legislature is debating implementation of cuts, use of state funding delays or rainy day fund reserves, or a combination of these tactics to balance the budget. S&P, Moody's and Fitch rate Texas GO debt at Aaa/AAA/AAA, and all have stable outlooks. For the twelve months ended February 28, 2017, municipal issuance in Texas totaled $50.5 billion, a gross issuance increase of 5.7% from the previous twelve months. For the most recent twelve months, Texas was ranked as the second largest state issuer only behind California.
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 28, 2017?
The broad municipal bond market managed a small positive return over the twelve-month reporting period, after the post-election sell-off erased most of the gains from earlier in the reporting period. Ohio's municipal bond market performed better than the national market overall, while the Arizona and Texas markets lagged that of the national market. Michigan performed similarly to the national municipal market in this reporting period.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds' investment objectives. We bought bonds across a range of sectors and credit ratings, generally with intermediate to longer maturities. Purchases in NAZ included higher education, hospital, tax increment and local GO bonds, which were mostly funded with proceeds

8	NUVEEN

from called bonds, the sale of maturing bonds and short-maturity pre-refunded bonds, and a cash inflow from NAZ's participation in an incremental preferred share offering that was conducted as part of the overall management at the Fund's leverage. We also sold the Fund's holdings in non-insured Virgin Islands paper and the remaining Puerto Rico position, due to our concerns about deteriorating credit conditions in these territories.
NUM was particularly active in this reporting period. We continued to try to diversify away from exposure to the City of Detroit and Wayne County. We bought three health care credits, two public higher education credits, three water and sewer bonds and some local GOs in the second half of the reporting period. The proceeds from call activity provided most of the funding for new purchases. We also reinvested the cash from selling a small amount of short maturity, high quality, pre-refunded bonds and from NUM's participation in an incremental preferred share offering that was conducted as part of the overall management of the Fund's leverage.
In the Ohio Fund, we bought one local GO, two water and sewer bonds, one utility issue and two higher education bonds in the latter half of the reporting period. These buys were funded from call proceeds. NTX added three dedicated tax credits and one water and sewer bond. We also invested in Texas Transportation Commission bonds, held in a tender option bond trust. The purchases in the Texas Fund were mainly funded with the proceeds from called bonds, with some cash from selling shorter dated, high quality pre-refunded bonds.
In all four Funds, we took advantage of the changing market conditions during the reporting period to pursue a tax loss swap strategy. We sold some lower coupon bonds that were bought when interest rates were lower and used the proceeds to buy similarly structured bonds with higher coupons, to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds' income distribution capabilities.
As of February 28, 2017, NAZ, NUM, NUO and NTX continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform for the twelve-month reporting period ended February 28, 2017?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total return for the one-year, five-year and ten-year periods ended February 28, 2017. Each Fund's returns on common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended February 28, 2017, the total returns on common share NAV for these four Funds trailed the returns for their respective state's S&P Municipal Bond Index as well as that of the national S&P Municipal Bond Index.
The factors influencing the Funds' performance during this reporting period included yield curve and duration positioning, credit rating allocations and sector allocations. For the Arizona Fund, yield curve and duration positioning detracted from relative performance, primarily due to an underweight in the shortest end (four years and lower) of the yield curve and the underperformance of credits bought between June and December 2016 when interest rates were rising. These underperformers tended to be clustered in the 10 to 12 year range, although the 10 to 12 year duration segment overall performed positively for NAZ over the reporting period. NUM, NUO and NTX benefited from their duration and yield curve positioning. Like NAZ, these three Funds' underweight allocations to the shortest maturity credits were disadvantageous to performance, but overweights to the longest duration segments, which outperformed, contributed positively.
In terms of credit quality, NAZ's positioning aided performance overall. Underweight exposures to the highest quality (AAA and AA rated) bonds and overweight allocations to A rated, BBB rated and unrated bonds added value. Within the unrated category, several long-term holdings in charter school and land-backed bonds (also known as "dirt" bonds) were refunded during the reporting period, which boosts the bonds' returns. Both the Michigan and Ohio Funds' performance was hampered by credit rating allocations. Tobacco securitization bonds comprise a larger proportion of the Michigan and Ohio state indexes than of the corresponding Funds. NUM and NUO were underweight tobacco securitization bonds versus their corresponding state indexes and this underweight was detrimental to the performance of the B rated category overall, where most tobacco bonds tend to be rated. For NTX,

NUVEEN	9

Portfolio Managers' Comments (continued)
the underweight allocation to AAA rated credits was the main positive contributor on a credit ratings basis, as the highest quality bucket underperformed during this reporting period.
Sector performance varied within each state. NAZ benefited from overweights to the pre-refunded and incremental tax (as some of these bonds were refunded during the reporting period) sectors, as well as an underweight to utility bonds with eight to twelve year durations. However, the education and hospital sectors dampened relative gains, due to the lagging performance of bonds bought in the latter half of 2016. NUM was most helped by an overweight to the "other utilities" sector, although its weighting to the pre-refunded sector generated relative underperformance. In Ohio, an underweight allocation to the weak-performing industrial development revenue/pollution control revenue (IDR/PCR) sector contributed positively, offsetting the relative drag from an overweight to the pre-refunded sector. NTX's overall sector positioning was advantageous to relative results. While an overweight to the pre-refunded sector had a negative impact on performance, the Texas Fund's underweight to local GOs outperformed.
We should also note that in terms of individual credit selection, all four Funds generally saw positive results from holdings held over the entire reporting period, but credits bought in the latter half of 2016 tended to underperform because of the sharp rise in yields following the election. Additionally, the Ohio Fund's exposure to energy supplier First Energy, although it represented a small weighting, was a meaningful detractor during this reporting period. The credit performed poorly as the company seeks to exit the power generation business, which has increased uncertainty about its financial health.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government's financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.
In terms of Puerto Rico holdings, shareholders should note that NUM, NUO and NTX had no exposure to Puerto Rico debt during this reporting period, while NAZ sold its remaining exposure during the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Fund's shares.

10	NUVEEN

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. The Fund's use of leverage through inverse floating rate securities was negligible to performance over this reporting period. Leverage from preferred shares had a positive impact on the performance of the Funds over this reporting period.
As of February 28, 2017, the Funds' percentages of leverage are shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Effective Leverage*	38.93%	38.93%	37.18%	34.49%
Regulatory Leverage*	34.84%	35.50%	32.84%	32.15%

*
Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

NUVEEN	11

Fund Leverage (continued)
THE FUNDS' REGULATORY LEVERAGE
As of February 28, 2017, the Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	iMTP Shares		VMTP Shares		VRDP Shares
Fund	Series	Shares Issued at Liquidation Preference	Series	Shares Issued at Liquidation Preference	Series	Shares Issued at Liquidation Preference
NAZ	—	$—	2019	$88,300,000	—	$—
NUM	—	$—	2019	$173,000,000	—	$—
NUO	—	$—	—	$—	1	$148,000,000
NTX	2018	$72,000,000	—	$—	—	$—
During the current reporting period, NAZ and NUM each refinanced all of its outstanding Series 2016 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing, NAZ and NUM issued an additional $9,300,000 and $14,000,000 Series 2019 VMTP Shares at liquidation preference, respectively, to be invested in accordance with each Fund's investment policies. Also during the current reporting period, NUO designated a special rate period until November 15, 2017, for its Series 1 VRDP Shares. In connection with the transition to the special rate period, the VRDP Shares have been remarketed and sold to an institutional investor. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or supported by a liquidity provider. During the period, VRDP dividends will be set monthly at a floating rate based on the predetermined formula.
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on iMTP, VMTP and VRDP Shares and each Funds' respective transactions.

12	NUVEEN

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of February 28, 2017. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

		Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NUM	NUO	NTX
March 2016	$0.0665	$0.0620	$0.0670	$0.0545
April	0.0665	0.0620	0.0670	0.0545
May	0.0665	0.0620	0.0670	0.0545
June	0.0665	0.0620	0.0650	0.0545
July	0.0665	0.0620	0.0650	0.0545
August	0.0665	0.0620	0.0650	0.0545
September	0.0600	0.0585	0.0600	0.0545
October	0.0600	0.0585	0.0600	0.0545
November	0.0600	0.0585	0.0600	0.0545
December	0.0570	0.0560	0.0585	0.0545
January	0.0570	0.0560	0.0585	0.0545
February 2017	0.0570	0.0560	0.0585	0.0545
Total Monthly Per Share Distributions	$0.7500	$0.7155	$0.7515	$0.6540
Ordinary Income Distribution*	$0.0041	$0.0006	$0.0007	$0.0005
Total Distributions from Net Investment Income	$0.7541	$0.7161	$0.7522	$0.6545
Total Distributions from Long-Term Capital Gains*	$—	$0.0620	$—	$—
Total Distributions	$0.7541	$0.7781	$0.7522	$0.6545

Yields
Market Yield**	4.81%	4.98%	4.69%	4.58%
Taxable-Equivalent Yield**	7.00%	7.23%	6.83%	6.36%

*	Distribution paid in November 2016.

**
Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%, 31.1% and 31.3% for the Arizona, Michigan and Ohio Funds, respectively. The Texas Fund is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

NUVEEN	13

Common Share Information (continued)
As of February 28, 2017, the Funds had positive UNII balances for tax purposes. NAZ, NUO and NTX had positive UNII balances, while NUM had a negative UNII balance for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2016, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 28, 2017, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common shares cumulatively repurchased and retired	—	207,500	—	—
Common shares authorized for repurchase	1,160,000	2,080,000	1,850,000	1,005,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NAZ filed an initial registration statement with the Securities and Exchange Commission to issue additional common shares through an equity shelf program, which is not yet effective. Under this program NAZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share.
OTHER COMMON SHARE INFORMATION
As of February 28, 2017, and during the current reporting period, the Funds' common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common share NAV	$14.26	$15.10	$16.34	$15.15
Common share price	$14.22	$13.50	$14.97	$14.28
Premium/(Discount) to NAV	(0.28)%	(10.60)%	(8.38)%	(5.74)%
12-month average premium/(discount) to NAV	4.57%	(9.27)%	(7.65)%	(6.27)%

14	NUVEEN

Risk Considerations
Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Arizona Quality Municipal Income Fund (NAZ)
(formerly known as Nuveen Arizona Premium Income Municipal Fund)
Nuveen Michigan Quality Municipal Income Fund (NUM) (formerly known as
Nuveen Michigan Quality Income Municipal Fund)
Nuveen Ohio Quality Municipal Income Fund (NUO) (formerly known as
Nuveen Ohio Quality Income Municipal Fund)
Nuveen Texas Quality Municipal Income Fund (NTX) (formerly known as
 Nuveen Texas Quality Income Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NAZ, www.nuveen.com/NUM, www.nuveen.com/NUO and www.nuveen.com/NTX.

NUVEEN	15

NAZ
Nuveen Arizona Quality Municipal Income Fund
(formerly known as Nuveen Arizona Premium Income Municipal Fund)
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Average Annual
	1-Year	5-Year	10-Year
NAZ at Common Share NAV	(0.07)%	4.59%	5.09%
NAZ at Common Share Price	(5.03)%	5.00%	5.68%
S&P Municipal Bond Arizona Index	0.49%	3.34%	4.36%
S&P Municipal Bond Index	0.76%	3.25%	4.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	153.9%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	155.2%
Floating Rate Obligations	(1.7)%
VMTP Shares, net of deferred offering costs	(53.5)%
Net Assets	100%

Portfolio Composition (% of total investments)
U.S. Guaranteed	19.3%
Tax Obligation/Limited	19.0%
Education and Civic Organizations	18.4%
Tax Obligation/General	11.7%
Utilities	10.2%
Water and Sewer	8.9%
Health Care	8.0%
Other	4.5%
Total	100%

Portfolio Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	29.9%
AA	34.1%
A	19.5%
BBB	8.8%
BB or Lower	2.7%
N/R (not rated)	5.0%
Total	100%

16	NUVEEN

NUM
Nuveen Michigan Quality Municipal Income Fund
(formerly known as Nuveen Michigan Quality Income Municipal Fund)
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Average Annual
	1-Year	5-Year	10-Year
NUM at Common Share NAV	(0.40)%	4.37%	5.20%
NUM at Common Share Price	1.74%	3.33%	5.30%
S&P Municipal Bond Michigan Index	0.72%	3.67%	4.40%
S&P Municipal Bond Index	0.76%	3.25%	4.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	159.1%
Other Assets Less Liabilities	1.9%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	161.0%
Floating Rate Obligations	(6.0)%
VMTP Shares, net of deferred offering costs	(55.0)%
Net Assets	100%

Portfolio Composition (% of total investments)
Tax Obligation/General	18.7%
U.S. Guaranteed	18.5%
Education and Civic Organizations	16.0%
Health Care	14.6%
Water and Sewer	9.3%
Tax Obligation/Limited	8.0%
Utilities	7.7%
Consumer Staples	3.1%
Other	4.1%
Total	100%

Portfolio Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	32.2%
AA	45.9%
A	17.0%
BBB	0.4%
BB or Lower	3.6%
N/R (not rated)	0.9%
Total	100%

NUVEEN	17

NUO
Nuveen Ohio Quality Municipal Income Fund
(formerly known as Nuveen Ohio Quality Income Municipal Fund)
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Average Annual
	1-Year	5-Year	10-Year
NUO at Common Share NAV	(0.49)%	4.41%	5.37%
NUO at Common Share Price	1.67%	3.31%	5.22%
S&P Municipal Bond Ohio Index	1.60%	4.36%	4.46%
S&P Municipal Bond Index	0.76%	3.25%	4.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	149.7%
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate Obligations & VRDP Shares, net of deferred offering costs	151.4%
Floating Rate Obligations	(2.6)%
VRDP Shares, net of deferred offering costs	(48.8)%
Net Assets	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	20.8%
U.S. Guaranteed	16.9%
Health Care	16.5%
Water and Sewer	13.0%
Tax Obligation/General	10.9%
Transportation	6.8%
Education and Civic Organizations	5.1%
Other	10.0%
Total	100%

Portfolio Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	25.5%
AA	50.3%
A	13.6%
BBB	5.7%
BB or Lower	4.7%
N/R (not rated)	0.2%
Total	100%

18	NUVEEN

NTX
Nuveen Texas Quality Municipal Income Fund
(formerly known as Nuveen Texas Quality Income Municipal Fund)
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

		Average Annual
	1-Year	5-Year	10-Year
NTX at Common Share NAV	(0.12)%	4.14%	5.00%
NTX at Common Share Price	1.79%	2.08%	5.02%
S&P Municipal Bond Texas Index	0.47%	3.42%	4.44%
S&P Municipal Bond Index	0.76%	3.25%	4.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	150.8%
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate Obligations & iMTP Shares, net of deferred offering costs	152.5%
Floating Rate Obligations	(5.3)%
iMTP Shares, net of deferred offering costs	(47.2)%
Net Assets	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	17.8%
Tax Obligation/General	14.5%
Transportation	13.3%
U.S. Guaranteed	13.0%
Utilities	11.4%
Water and Sewer	8.7%
Education and Civic Organizations	8.5%
Health Care	6.7%
Other	6.1%
Total	100%

Portfolio Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	29.4%
AA	36.3%
A	18.9%
BBB	13.2%
BB or Lower	1.9%
N/R (not rated)	0.3%
Total	100%

NUVEEN	19

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2016 for NAZ, NUM, NUO and NTX; at this meeting the shareholders were asked to elect Board Members.

	NAZ		NUM
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	10,448,023	—	18,467,588	—
Withhold	280,766	—	515,241	—
Total	10,728,789	—	18,982,829	—
Carole E. Stone
For	10,450,547	—	18,461,978	—
Withhold	278,242	—	520,851	—
Total	10,728,789	—	18,982,829	—
Margaret L. Wolff
For	10,456,035	—	18,487,986	—
Withhold	272,754	—	494,843	—
Total	10,728,789	—	18,982,829	—
William C. Hunter
For	—	883	—	1,730
Withhold	—	—	—	—
Total	—	883	—	1,730
William J. Schneider
For	—	883	—	1,730
Withhold	—	—	—	—
Total	—	883	—	1,730

20	NUVEEN

	NUO		NTX
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	16,543,859	—	8,959,120	—
Withhold	631,492	—	127,695	—
Total	17,175,351	—	9,086,815	—
Carole E. Stone
For	16,564,258	—	8,964,179	—
Withhold	611,093	—	122,636	—
Total	17,175,351	—	9,086,815	—
Margaret L. Wolff
For	16,563,357	—	8,984,368	—
Withhold	611,994	—	102,447	—
Total	17,175,351	—	9,086,815	—
William C. Hunter
For	—	808	—	14,400
Withhold	—	—	—	—
Total	—	808	—	14,400
William J. Schneider
For	—	808	—	14,400
Withhold	—	—	—	—
Total	—	808	—	14,400

NUVEEN	21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen Arizona Quality Municipal Income Fund
(formerly known as Nuveen Arizona Premium Income Municipal Fund)
Nuveen Michigan Quality Municipal Income Fund (formerly known as
Nuveen Michigan Quality Income Municipal Fund)
Nuveen Ohio Quality Municipal Income Fund (formerly known as
Nuveen Ohio Quality Income Municipal Fund)
Nuveen Texas Quality Municipal Income Fund (formerly known as
 Nuveen Texas Quality Income Municipal Fund):
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Quality Municipal Income Fund, Nuveen Michigan Quality Municipal Income Fund, Nuveen Ohio Quality Municipal Income Fund, and Nuveen Texas Quality Municipal Income Fund (the "Funds") as of February 28, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through February 28, 2014 were audited by other auditors whose report dated April 25, 2014 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, their cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
 April 26, 2017

22	NUVEEN

NAZ
Nuveen Arizona Quality Municipal Income Fund
(formerly known as Nuveen Arizona Premium Income Municipal Fund)
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.9% (100.0% of Total Investments)
	Education and Civic Organizations – 28.3% (18.4% of Total Investments)
	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B:
$470	5.000%, 7/01/42	7/26 at 100.00	AA	$534,978
1,330	5.000%, 7/01/47	7/26 at 100.00	AA	1,512,157
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	AA	1,689,225
3,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	AA	3,884,724
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D, 5.000%, 7/01/41	7/25 at 100.00	AA	1,689,225
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	Aa3	2,799,723
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option Bond Trust 2015-XF0053, 16.088%, 6/01/42 (IF)	6/22 at 100.00	AA–	3,238,390
1,400	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2013, 5.000%, 8/01/21	No Opt. Call	Aa3	1,605,212
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A, 5.125%, 7/01/37	7/26 at 100.00	BB	522,488
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A	2,191,640
3,775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A+	4,118,223
870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	BB+	878,352
2,095	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37	7/26 at 100.00	AA–	2,320,569
1,875	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	2,070,244
910	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	1,002,975
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	BB	69,569
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	942,651
750	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42 (4)	7/22 at 100.00	N/R	262,508
585	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BB+	632,098
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41	7/25 at 100.00	BBB–	836,864
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44	7/24 at 100.00	Ba1	565,135
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35	7/25 at 100.00	Ba1	318,619
300	5.000%, 7/01/45	7/25 at 100.00	Ba1	300,183
650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	Ba1	652,366

NUVEEN	23

NAZ	Nuveen Arizona Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$440	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015, 3.250%, 7/01/25	No Opt. Call	BBB–	$427,350
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A2	2,197,652
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A	3,953,933
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	N/R	217,028
120	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017, 6.000%, 6/15/37	6/26 at 100.00	N/R	120,496
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB	185,758
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	32,921
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	674,679
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34	6/25 at 100.00	BB	479,480
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College, Series 2017, 5.000%, 7/01/35 – BAM Insured	7/26 at 100.00	AA	825,900
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	864,926
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA–	286,248
	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	Baa3	549,042
300	5.000%, 7/01/47	7/26 at 100.00	Baa3	312,762
825	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	930,674
42,660	Total Education and Civic Organizations			46,696,967
	Health Care – 12.4% (8.0% of Total Investments)
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA–	1,317,804
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	5,377,083
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A:
3,000	5.000%, 12/01/39	12/24 at 100.00	A2	3,301,140
2,860	5.000%, 12/01/42	12/24 at 100.00	A2	3,136,905
1,250	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 5.000%, 1/01/32	1/27 at 100.00	AA–	1,443,188
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	1,202,947
1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical Center, Series 2016, 5.000%, 8/01/36	8/26 at 100.00	Baa1	1,097,314
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
210	5.000%, 8/01/19	No Opt. Call	Baa1	226,947
1,000	5.250%, 8/01/33	8/23 at 100.00	Baa1	1,089,680

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A:
$1,000	5.000%, 8/01/22	No Opt. Call	A–	$1,143,770
1,000	5.250%, 8/01/32	8/24 at 100.00	A–	1,103,900
18,765	Total Health Care			20,440,678
	Long-Term Care – 1.8% (1.2% of Total Investments)
435	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	4/17 at 100.00	N/R	435,535
1,885	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	1,722,174
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	823,064
3,100	Total Long-Term Care			2,980,773
	Tax Obligation/General – 18.0% (11.7% of Total Investments)
	Casa Grande, Arizona, General Obligation Bonds, Refunding Series 2016B:
1,190	4.000%, 8/01/33	8/26 at 100.00	AA–	1,255,986
620	4.000%, 8/01/34	8/26 at 100.00	AA–	650,789
735	Casa Grande, Arizona, General Obligation Bonds, Series 2016A, 3.000%, 8/01/36	8/26 at 100.00	AA–	670,269
2,500	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/24	No Opt. Call	AAA	3,016,350
	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
1,000	5.000%, 7/01/26	7/24 at 100.00	AA	1,157,640
525	5.000%, 7/01/27	7/24 at 100.00	AA	603,976
2,140	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,304,780
1,500	Glendale Union High School District 205, Maricopa County, Arizona, General Obligation Bonds, School Improvement, Project 2015, Series 2016A, 4.000%, 7/01/33 – BAM Insured	7/26 at 100.00	AA	1,552,005
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	1,126,120
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation Bonds, Series 2011, 5.000%, 7/01/23	7/21 at 100.00	Aa2	881,950
300	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2016C, 4.000%, 7/01/33 – AGM Insured	7/26 at 100.00	AA	315,273
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33	7/27 at 100.00	Aa2	1,498,992
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	1,583,487
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	3,237,450
1,750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School Improvement Project 2010 Series 2011A, 5.000%, 7/01/25	7/21 at 100.00	A+	1,947,978
1,440	Pima County, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/01/26	No Opt. Call	AA–	1,617,034
	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999:
1,310	5.000%, 7/01/32	7/21 at 100.00	AAA	1,464,239
1,360	5.000%, 7/01/33	7/21 at 100.00	AAA	1,518,930
1,705	5.000%, 7/01/34	7/21 at 100.00	AAA	1,901,996
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series 2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	782,217
665	4.500%, 7/01/34	7/24 at 100.00	AA–	724,777
26,770	Total Tax Obligation/General			29,812,238

NUVEEN	25

NAZ	Nuveen Arizona Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 29.2% (19.0% of Total Investments)
$2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	$2,463,453
275	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA–	281,892
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,109,190
135	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41 (WI/DD, Settling 3/01/17)	7/27 at 100.00	N/R	136,316
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39	7/25 at 100.00	N/R	1,179,387
494	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	503,159
	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007:
420	5.700%, 7/01/27	7/17 at 100.00	N/R	421,352
450	5.800%, 7/01/32	7/17 at 100.00	N/R	450,963
508	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	4/17 at 100.00	N/R	509,636
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	370,747
1,085	5.000%, 7/15/31 – BAM Insured	7/22 at 100.00	AA	1,147,236
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured	7/26 at 100.00	AA	511,780
425	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37	7/27 at 100.00	N/R	430,058
600	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/32	7/26 at 100.00	A1	622,818
1,500	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation Refunding Bonds, Series 2013, 5.000%, 7/15/23	No Opt. Call	A–	1,684,500
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	A	528,360
200	5.125%, 1/01/42	1/22 at 100.00	A	206,910
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	1,534,185
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,578,002
2,401	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/17 at 100.00	A2	2,428,323
165	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	BBB–	170,938
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2016, 5.000%, 7/15/31	7/26 at 100.00	BBB–	210,862
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	331,971
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	4/17 at 100.00	N/R	368,920
1,010	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/20	No Opt. Call	AA	1,134,624
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	12/22 at 100.00	A	2,687,150
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	621,151

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,100	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	4/17 at 100.00	BBB–	$1,101,848
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,125,130
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	563,711
545	4.000%, 8/01/36	8/26 at 100.00	AA	563,165
1,000	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/22	No Opt. Call	AA+	1,184,750
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2014A:
1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	1,565,606
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,331,000
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	3,605,970
1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36 (WI/DD, Settling 3/01/17)	7/27 at 100.00	AAA	1,540,255
1,570	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	1,572,418
	Tempe, Arizona, Excise Tax Revenue Bonds, Refunding Series 2016:
310	5.000%, 7/01/28	7/26 at 100.00	AAA	369,362
600	5.000%, 7/01/31	7/26 at 100.00	AAA	705,126
4,000	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	4,482,120
1,750	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	1,837,728
750	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2016, 3.250%, 7/15/25	7/21 at 100.00	N/R	702,030
1,368	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	4/17 at 100.00	N/R	1,292,897
44,801	Total Tax Obligation/Limited			48,166,999
	Transportation – 5.1% (3.3% of Total Investments)
180	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	196,088
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
910	5.000%, 7/01/40	7/25 at 100.00	A+	1,014,241
2,185	5.000%, 7/01/45	7/25 at 100.00	A+	2,430,266
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013:
1,785	5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	1,998,468
2,215	5.000%, 7/01/32 (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,459,558
395	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	410,757
7,670	Total Transportation			8,509,378

NUVEEN	27

NAZ	Nuveen Arizona Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 29.8% (19.3% of Total Investments) (6)
$7,730	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	AA– (6)	$8,037,418
1,025	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Subordinate Series 2011A, 5.000%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	AA+ (6)	1,180,831
1,265	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa3 (6)	1,348,376
2,965	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (6)	3,060,058
150	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgement Series 2011A, 4.750%, 7/01/36 (Pre-refunded 7/01/17)	7/17 at 100.00	AA (6)	152,105
6,160	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32 (Pre-refunded 7/01/17)	7/17 at 100.00	A (6)	6,258,189
1,200	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	Aa3 (6)	1,266,444
680	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32 (Pre-refunded 7/15/17)	7/17 at 100.00	N/R (6)	694,164
960	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33 (Pre-refunded 7/15/18)	7/18 at 100.00	N/R (6)	1,045,162
630	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (6)	639,954
1,000	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32 (Pre-refunded 7/15/17)	7/17 at 100.00	N/R (6)	1,019,690
1,045	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	1,253,509
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
745	6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (6)	825,006
550	6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (6)	610,291
1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (6)	1,074,640
1,000	Pima County Unified School District 8 Flowing Wells, Arizona, General Obligation Bonds, School Improvement Project 2008 Series 2011B, 5.375%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (6)	1,136,690
1,800	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	A (6)	2,094,192
4,530	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series 2008C, 5.250%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	A (6)	4,797,814
2,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2016-XL0016, 16.260%, 1/01/38 (Pre-refunded 1/01/18) (IF) (5)	1/18 at 100.00	AA (6)	2,855,800
5,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36 (Pre-refunded 7/01/20)	7/20 at 100.00	AAA	5,618,699
2,585	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	3,082,923
	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2013:
200	5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (6)	218,078
800	5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (6)	898,152
45,520	Total U.S. Guaranteed			49,168,185

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 15.6% (10.2% of Total Investments)
$1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3	$1,570,498
1,500	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/17	No Opt. Call	AA	1,540,215
1,000	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,102,020
4,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35	6/20 at 100.00	Aa3	4,701,995
370	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	375,794
695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	A	781,555
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36	6/25 at 100.00	Aa1	1,716,765
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	BBB+	5,398,919
5,665	5.000%, 12/01/37	No Opt. Call	BBB+	6,467,163
2,370	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	2,203,176
23,405	Total Utilities			25,858,100
	Water and Sewer – 13.7% (8.9% of Total Investments)
	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016:
1,285	5.000%, 1/01/35	1/26 at 100.00	AA+	1,471,428
345	5.000%, 1/01/36	1/26 at 100.00	AA+	393,907
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	573,440
450	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 5.000%, 7/01/45 – AGM Insured	7/26 at 100.00	AA	506,043
2,855	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A+	3,206,593
500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2011, 5.500%, 7/01/41	7/21 at 100.00	AA	565,190
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A–	546,380
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	1,540,169
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	1,264,298
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	1,314,319
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	AAA	2,251,920
	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding Junior Lien Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,470,325
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,250,111
1,500	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	7/22 at 100.00	AA	1,724,010

NUVEEN	29

NAZ	Nuveen Arizona Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2014, 5.000%, 7/01/22	No Opt. Call	AA	$1,173,130
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
740	4.700%, 4/01/22	10/17 at 100.00	A+	742,509
1,970	4.900%, 4/01/32	4/17 at 100.00	A+	1,972,246
500	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA	590,065
20,155	Total Water and Sewer			22,556,083
$232,846	Total Investments (cost $240,588,142)			254,189,401
	Floating Rate Obligations – (1.7)%			(2,755,000)
	Variable Rate MuniFund Tem Preferred Shares, net of deferred offering costs – (53.5)% (7)			(88,279,545)
	Other Assets Less Liabilities – 1.3%			1,985,882
	Net Assets Applicable to Common Shares – 100%			$165,140,738

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 34.7%.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

30	NUVEEN

NUM
Nuveen Michigan Quality Municipal Income Fund
(formerly known as Nuveen Michigan Quality Income Municipal Fund)
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 159.1% (100.0% of Total Investments)
	Consumer Staples – 5.0% (3.1% of Total Investments)
$7,100	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$6,938,972
8,650	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	8,715,220
15,750	Total Consumer Staples			15,654,192
	Education and Civic Organizations – 25.4% (16.0% of Total Investments)
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,359,104
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	4/17 at 100.00	B	694,040
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	4/17 at 100.00	B–	792,520
2,250	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016, 5.000%, 10/01/41	10/26 at 100.00	A1	2,505,443
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	573,015
990	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB–	974,833
	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001:
865	5.500%, 9/01/17 – AMBAC Insured	3/17 at 100.00	N/R	866,471
1,170	5.000%, 9/01/26 – AMBAC Insured	3/17 at 100.00	N/R	1,170,211
240	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	242,086
5,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	5,420,550
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA+	8,786,963
3,690	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/34	10/21 at 100.00	A1	4,108,520
4,000	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	4,430,440
810	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	903,328
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
1,065	5.000%, 4/01/36	4/27 at 100.00	AAA	1,245,209
2,000	5.000%, 4/01/42	4/27 at 100.00	AAA	2,325,200
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,496,640
	University of Michigan, General Revenue Bonds, Series 2015:
5,735	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	6,597,315
9,600	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	10,994,304
2,780	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/35 – AGM Insured	11/18 at 100.00	Aa3	2,935,346
5,160	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/32	5/26 at 100.00	Aa3	5,851,801
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	Aa3	4,066,485

NUVEEN	31

NUM	Nuveen Michigan Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$525	Western Michigan University, General Revenue Bonds, Refunding Series 2011, 5.000%, 11/15/31	11/21 at 100.00	A1	$582,052
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 – AGM Insured	11/23 at 100.00	AA	847,508
4,250	5.000%, 11/15/39 – AGM Insured	11/23 at 100.00	AA	4,673,640
	Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500	5.000%, 11/15/40	5/25 at 100.00	A1	1,649,220
850	5.000%, 11/15/45	5/25 at 100.00	A1	932,025
72,695	Total Education and Civic Organizations			80,024,269
	Health Care – 23.2% (14.6% of Total Investments)
2,000	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn Hospital, Refunding Series 2016, 5.000%, 2/15/47	2/27 at 100.00	BBB–	2,056,880
4,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	4,364,120
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
5,500	5.000%, 1/15/31	1/22 at 100.00	AA	5,959,360
2,000	5.000%, 1/15/42	1/22 at 100.00	AA	2,131,600
1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A1	1,967,915
5,010	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	5,447,573
4,850	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	5,289,750
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding Series 2013, 5.000%, 8/15/31	8/23 at 100.00	A1	4,304,018
6,060	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	6,604,309
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	3,270,000
5,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45	6/26 at 100.00	AA–	5,505,350
1,900	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017MI, 5.000%, 12/01/30	6/27 at 100.00	AA–	2,193,664
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A1	1,118,360
1,000	5.000%, 11/01/26	11/22 at 100.00	A1	1,112,710
3,750	5.000%, 11/01/42	11/22 at 100.00	A1	4,009,163
9,615	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	10,787,644
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA–	1,066,430
5,380	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A1	5,818,631
66,775	Total Health Care			73,007,477

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.9% (1.8% of Total Investments)
$2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)	12/20 at 101.00	AA	$2,879,076
1,405	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A, 3.875%, 11/01/17 (Alternative Minimum Tax)	4/17 at 100.00	AA	1,408,021
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,935,577
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2, 4.625%, 10/01/41	4/22 at 100.00	AA	1,772,558
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D, 4.000%, 10/01/42	4/22 at 100.00	AA	1,027,810
8,630	Total Housing/Multifamily			9,023,042
	Housing/Single Family – 0.6% (0.4% of Total Investments)
1,830	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	1,911,527
	Tax Obligation/General – 29.8% (18.7% of Total Investments)
2,310	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	2,628,318
840	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/24	No Opt. Call	Aa2	990,629
895	Bloomfield Township, Michigan, General Obligation Bonds, Refunding Series 2016, 5.000%, 5/01/28	5/26 at 100.00	AAA	1,063,681
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA–	1,021,960
500	4.000%, 5/01/33	5/21 at 100.00	AA–	509,615
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA–	1,251,224
875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/20	No Opt. Call	AA–	973,438
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B:
1,200	5.500%, 5/01/36	5/21 at 100.00	AA–	1,347,936
2,190	5.500%, 5/01/41	5/21 at 100.00	AA–	2,459,983
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	7,040,879
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,291,280
100	0.000%, 12/01/27	No Opt. Call	AAA	73,962
4,305	0.000%, 12/01/29	No Opt. Call	AAA	2,966,274
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds, Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	629,675
500	5.000%, 10/01/30	10/21 at 100.00	AA	556,710
500	5.000%, 10/01/31	10/21 at 100.00	AA	556,710
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
1,700	5.000%, 5/01/24 – AGM Insured	No Opt. Call	AA	1,984,835
4,205	5.000%, 5/01/28 – AGM Insured	5/26 at 100.00	AA	4,922,878
1,000	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	1,120,970

NUVEEN	33

NUM	Nuveen Michigan Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2016:
$1,000	5.000%, 6/01/31	6/26 at 100.00	AAA	$1,180,080
1,445	5.000%, 6/01/34	6/26 at 100.00	AAA	1,678,310
1,000	5.000%, 6/01/35	6/26 at 100.00	AAA	1,157,080
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2017A:
1,570	5.000%, 6/01/36	6/27 at 100.00	AAA	1,833,336
1,650	5.000%, 6/01/37	6/27 at 100.00	AAA	1,922,019
1,025	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/34	1/25 at 100.00	AAA	1,168,029
3,440	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AAA	3,995,663
	Lake Saint Claire Clean Water Drain Drainage District, Macomb County, Michigan, General Obligation Bonds, Series 2013:
1,000	5.000%, 10/01/25	10/23 at 100.00	AA+	1,150,710
1,020	5.000%, 10/01/26	10/23 at 100.00	AA+	1,166,227
1,000	L'Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/23	No Opt. Call	AA–	1,162,100
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2016I:
1,345	5.000%, 5/01/26	No Opt. Call	AA–	1,583,334
2,245	5.000%, 5/01/33	5/26 at 100.00	AA–	2,527,870
2,085	5.000%, 5/01/38	5/26 at 100.00	AA–	2,316,435
2,200	5.000%, 5/01/41	5/26 at 100.00	AA–	2,440,548
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	4,604,920
1,950	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2015A, 5.000%, 12/01/28	12/25 at 100.00	Aa1	2,306,831
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2014A, 5.000%, 12/01/28	12/24 at 100.00	Aa1	1,170,280
2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%, 5/01/22 – NPFG Insured	No Opt. Call	Aa2	2,822,500
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community Facility Series 2013I, 5.000%, 5/01/38 – BAM Insured	5/24 at 100.00	AA	3,258,436
	Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1, Refunding Series 2015:
1,350	5.000%, 11/01/33	11/25 at 100.00	AA	1,519,682
1,730	5.000%, 11/01/36	11/25 at 100.00	AA	1,917,169
	Port Huron, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	1,778,703
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA	719,213
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	588,894
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA	898,272
500	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	539,725
625	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/20	No Opt. Call	Aa2	696,344
1,435	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	1,585,804
350	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA	379,397
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/26	5/25 at 100.00	AA	643,407

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building & Site, Series 2008:
$1,110	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	Aa1	$1,152,413
2,150	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa1	2,233,098
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/40	11/23 at 100.00	Aa1	1,764,720
1,560	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	1,771,099
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured	5/21 at 100.00	AA	1,600,390
88,125	Total Tax Obligation/General			93,623,995
	Tax Obligation/Limited – 12.7% (8.0% of Total Investments)
2,200	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	2,407,504
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
1,240	5.000%, 10/01/20	10/19 at 100.00	AA–	1,343,131
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,299,440
2,000	5.000%, 10/01/25	10/24 at 100.00	AA–	2,305,640
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	12,126,503
4,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	4,434,040
1,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I, 5.000%, 4/15/41	10/26 at 100.00	Aa2	1,673,445
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,100	5.000%, 11/15/24	11/21 at 100.00	AA+	1,247,191
1,750	5.000%, 11/15/29	11/21 at 100.00	AA+	1,977,448
1,605	5.000%, 11/15/31	11/21 at 100.00	AA+	1,805,240
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,208,001
1,970	5.000%, 11/15/36	11/21 at 100.00	AA+	2,206,400
1,370	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	1,616,490
	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015:
1,065	5.000%, 11/15/19	No Opt. Call	AA+	1,176,420
1,950	5.000%, 11/15/29	11/24 at 100.00	AA+	2,267,363
35,935	Total Tax Obligation/Limited			40,094,256
	Transportation – 3.0% (1.9% of Total Investments)
4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	5,078,385
4,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	4,297,280
8,500	Total Transportation			9,375,665
	U.S. Guaranteed – 29.4% (18.5% of Total Investments) (5)
2,200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38 (Pre-refunded 5/01/18)	5/18 at 100.00	AA+ (5)	2,307,822
100	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, School Building & Site Series 2007, 5.000%, 5/01/37 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	Aa1 (5)	100,767
425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+ (5)	451,422

NUVEEN	35

NUM	Nuveen Michigan Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Grand Rapids, Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2007:
$860	5.000%, 9/01/24 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA (5)	$878,903
2,000	5.000%, 9/01/27 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA (5)	2,043,960
1,190	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	Aa1 (5)	1,232,245
2,605	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	2,800,870
1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA (5)	2,016,054
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
390	5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	AA– (5)	411,704
8,250	5.000%, 7/01/32 (Pre-refunded 7/01/18)	7/18 at 100.00	AA– (5)	8,709,112
2,160	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	Aa1 (5)	2,176,675
	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007:
1,500	5.000%, 5/01/30 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	N/R (5)	1,511,580
425	5.000%, 5/01/30 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	AA– (5)	427,537
35	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	40,698
5,505	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	6,445,254
	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010:
390	5.000%, 10/01/26 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	441,347
475	5.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	537,539
430	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	440,896
1,775	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/24 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	1,819,979
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
150	5.000%, 11/15/20 (Pre-refunded 11/15/19)	11/19 at 100.00	A (5)	165,332
7,300	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A (5)	8,191,987
4,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+ (5)	4,425,280
3,415	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John's Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)	5/17 at 100.00	Aaa	3,702,816
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (5)	1,095,660
6,820	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	Aaa	6,872,650
	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007:
4,330	5.000%, 8/01/26 – NPFG Insured (Pre-refunded 8/01/17) (UB)	8/17 at 100.00	AAA	4,410,322
5,620	5.000%, 8/01/30 – NPFG Insured (Pre-refunded 8/01/17) (UB)	8/17 at 100.00	AAA	5,724,251
5,785	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/36 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	Aa1 (5)	5,827,115
750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School Building & Site, Series 2008, 5.000%, 5/01/28 (Pre-refunded 5/01/18) – AGC Insured	5/18 at 100.00	Aa1 (5)	786,758

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/33 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (5)	$2,201,661
3,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (5)	4,059,874
1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,663,905
700	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 (Pre-refunded 7/01/18) – NPFG Insured	7/18 at 100.00	AA– (5)	741,090
1,535	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 (Pre-refunded 5/01/17) – NPFG Insured	5/17 at 100.00	Aa1 (5)	1,546,881
3,600	Trenton Public Schools District, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/34 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (5)	3,775,572
2,220	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/35 (Pre-refunded 11/15/18) – AGM Insured	11/18 at 100.00	Aa3 (5)	2,375,999
86,980	Total U.S. Guaranteed			92,361,517
	Utilities – 12.2% (7.7% of Total Investments)
	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A:
2,750	5.000%, 7/01/33	7/21 at 100.00	AA	3,081,045
6,020	5.000%, 7/01/39	7/21 at 100.00	AA	6,744,688
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF0394:
1,110	16.386%, 7/01/37 (IF) (4)	7/21 at 100.00	AA–	1,591,873
1,700	16.386%, 7/01/37 (IF) (4)	7/21 at 100.00	AA–	2,438,004
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/30	7/26 at 100.00	A	1,144,760
1,000	5.000%, 7/01/31	7/26 at 100.00	A	1,140,850
75	5.000%, 7/01/32	7/26 at 100.00	A	85,110
1,000	5.000%, 7/01/33	7/26 at 100.00	A	1,130,510
	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A:
1,900	5.000%, 1/01/27	1/22 at 100.00	A2	2,058,403
4,530	5.000%, 1/01/43	1/22 at 100.00	A2	4,757,904
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	1,945,328
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	2,187,189
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	2,385,923
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	315,059
3,640	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured	No Opt. Call	Aa3	4,383,798
2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/44 – BAM Insured	10/25 at 100.00	AA	2,834,460
33,645	Total Utilities			38,224,904

NUVEEN	37

NUM	Nuveen Michigan Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 14.9% (9.3% of Total Investments)
$15	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	4/17 at 100.00	AA	$15,047
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,000	5.000%, 1/01/32	1/24 at 100.00	Aa1	1,134,750
1,000	5.000%, 1/01/33	1/24 at 100.00	Aa1	1,130,100
1,000	5.000%, 1/01/34	1/24 at 100.00	Aa1	1,126,130
1,855	5.000%, 1/01/44	1/24 at 100.00	Aa1	2,067,082
1,005	Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Refunding Second Lien Series 2016C, 5.000%, 7/01/32	7/26 at 100.00	A–	1,112,374
6,245	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien Series 2016C, 5.000%, 7/01/32	7/26 at 100.00	A	6,980,411
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C:
4,665	5.000%, 7/01/34	7/25 at 100.00	A–	5,044,451
1,070	5.000%, 7/01/35	7/25 at 100.00	A–	1,153,075
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,669,125
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,351,675
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
2,000	5.000%, 10/01/31	10/22 at 100.00	AAA	2,279,520
1,135	5.000%, 10/01/32	10/22 at 100.00	AAA	1,289,803
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2013:
1,955	5.000%, 10/01/22	No Opt. Call	AAA	2,304,847
3,200	5.000%, 10/01/25	10/22 at 100.00	AAA	3,734,912
5,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2016B, 5.000%, 10/01/25	No Opt. Call	AAA	6,065,400
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AAA	2,264,840
580	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19	4/17 at 100.00	AAA	582,169
170	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	4/17 at 100.00	AAA	171,022
90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23	4/17 at 100.00	AAA	90,331
	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007:
70	5.000%, 10/01/23	10/17 at 100.00	AAA	71,700
225	5.000%, 10/01/24	10/17 at 100.00	AAA	232,549
1,000	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Refunding Series 2016, 5.000%, 11/01/24	No Opt. Call	AA	1,179,670

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
$500	5.250%, 10/01/31	10/21 at 100.00	A–	$536,800
1,500	5.625%, 10/01/40	10/21 at 100.00	A–	1,644,735
	Wyoming, Michigan, Water Supply System Revenue Bonds, Refunding Series 2016:
210	5.000%, 6/01/26	No Opt. Call	Aa2	247,867
505	5.000%, 6/01/27	6/26 at 100.00	Aa2	589,880
550	5.000%, 6/01/28	6/26 at 100.00	Aa2	637,802
41,265	Total Water and Sewer			46,708,067
$460,130	Total Investments (cost $478,942,324)			500,008,911
	Floating Rate Obligations – (6.0)%			(18,890,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (55.0)% (6)			(172,967,770)
	Other Assets Less Liabilities – 1.9%			6,145,890
	Net Assets Applicable to Common Shares – 100%			$314,297,031

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 34.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	39

NUO
Nuveen Ohio Quality Municipal Income Fund
(formerly known as Nuveen Ohio Quality Income Municipal Fund)
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.7% (100.0% of Total Investments)
	Consumer Staples – 5.1% (3.4% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$15,035	5.125%, 6/01/24	6/17 at 100.00	B–	$14,240,699
1,085	5.875%, 6/01/47	6/17 at 100.00	B–	1,051,061
16,120	Total Consumer Staples			15,291,760
	Education and Civic Organizations – 7.7% (5.1% of Total Investments)
4,375	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/33	9/24 at 100.00	AA	4,953,069
2,085	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017, 5.000%, 9/01/41	9/26 at 100.00	AA	2,372,250
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	9/21 at 100.00	AA	145,304
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,190,731
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	503,208
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,043,700
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	137,473
590	5.000%, 11/01/32	5/22 at 100.00	AA	665,137
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2013, 5.000%, 12/01/43	12/22 at 100.00	A+	5,497,250
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,127,350
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,022,290
	Youngstown State University, Ohio, General Receipts Bonds, Refunding Series 2017:
1,555	5.000%, 12/15/29	12/26 at 100.00	A+	1,768,128
1,670	5.000%, 12/15/30	12/26 at 100.00	A+	1,891,108
20,965	Total Education and Civic Organizations			23,316,998
	Health Care – 24.7% (16.5% of Total Investments)
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children's Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38	5/23 at 100.00	A1	3,218,010
1,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	2,107,814
2,335	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	A	2,576,813
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	2,511,888
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	271,243
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 2016-XL0004, 8.746%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	5,241,331
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	3,647,765

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
$90	5.000%, 11/15/38	11/18 at 100.00	AA–	$93,903
40	5.125%, 11/15/40	11/18 at 100.00	AA–	41,804
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	4,584,055
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	879,024
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
2,880	5.000%, 5/01/30	4/17 at 100.00	BBB+	2,886,653
2,040	5.000%, 5/01/32	4/17 at 100.00	BBB+	2,044,488
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	6,326,306
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
3,000	5.000%, 1/01/25	1/18 at 100.00	Aa2	3,090,510
240	5.250%, 1/01/33	1/18 at 100.00	Aa2	247,351
1,100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2012A, 5.000%, 1/01/38	1/22 at 100.00	Aa2	1,233,166
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
555	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	608,907
1,520	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,637,998
8,050	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	8,638,697
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105:
5,350	18.208%, 1/01/39 (IF)	1/19 at 100.00	AA–	6,914,982
875	18.208%, 1/01/43 (IF)	1/18 at 100.00	AA–	989,170
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,116,630
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,224,060
	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
1,425	5.750%, 12/01/28	12/18 at 100.00	A–	1,519,449
1,385	5.750%, 12/01/35	12/18 at 100.00	A–	1,469,790
1,000	5.750%, 12/01/35 – AGC Insured	12/18 at 100.00	AA	1,061,220
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,635	5.000%, 12/01/37	12/22 at 100.00	Baa3	2,701,007
4,920	5.000%, 12/01/42	12/22 at 100.00	Baa3	5,028,191
68,635	Total Health Care			74,912,225
	Housing/Multifamily – 1.8% (1.2% of Total Investments)
305	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)	4/17 at 100.00	Aaa	305,808
1,600	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/17 at 103.00	Aa1	1,660,144
3,390	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aa1	3,477,394
5,295	Total Housing/Multifamily			5,443,346

NUVEEN	41

NUO	Nuveen Ohio Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 2.0% (1.4% of Total Investments)
$1,915	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	4/17 at 100.00	BBB+	$1,920,956
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	4,202,528
1,600	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	16
7,010	Total Industrials			6,123,500
	Long-Term Care – 1.1% (0.7% of Total Investments)
895	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB–	961,615
2,220	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,379,440
3,115	Total Long-Term Care			3,341,055
	Tax Obligation/General – 16.3% (10.9% of Total Investments)
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School Facilities Improvement Series 2011, 5.000%, 11/01/39 – AGM Insured	11/21 at 100.00	A2	1,228,396
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA+	3,089,322
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	4,017,164
2,250	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016-3, 5.000%, 2/15/28	2/27 at 100.00	AAA	2,743,965
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
725	5.000%, 12/01/26	12/25 at 100.00	Aaa	884,377
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	1,063,539
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,171,480
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	2,032,594
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	1,441,150
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,756,493
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013:
555	5.250%, 1/01/38	1/22 at 100.00	AA	614,818
1,355	5.250%, 1/01/41	1/22 at 100.00	AA	1,500,405
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009, 5.125%, 12/01/36	12/19 at 100.00	Aa1	1,457,817
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	1,979,532
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	5,424,570
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006, 5.500%, 12/01/24 – AMBAC Insured	No Opt. Call	A1	1,532,122
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	794,281
3,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	3,506,940
3,055	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2015B, 5.000%, 6/15/32	6/22 at 100.00	AA+	3,445,154
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	Aa2	5,454,900

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,250	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	AA	$2,517,233
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/32	No Opt. Call	AA	1,828,065
47,450	Total Tax Obligation/General			49,484,317
	Tax Obligation/Limited – 31.2% (20.8% of Total Investments)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
1,315	5.000%, 10/01/27	10/23 at 100.00	AA	1,533,172
1,520	5.000%, 10/01/30	10/23 at 100.00	AA	1,747,590
1,600	5.000%, 10/01/31	10/23 at 100.00	AA	1,834,336
10,750	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA	12,102,241
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series 2014A-1, 5.000%, 11/15/38	11/23 at 100.00	AA	3,325,710
500	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A, 5.000%, 12/01/36	12/19 at 100.00	BBB	511,070
6,750	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F, 5.000%, 12/01/27	12/20 at 100.00	Aa2	7,573,365
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,815	5.000%, 12/01/32	12/24 at 100.00	AAA	2,102,605
1,415	5.000%, 12/01/33	12/24 at 100.00	AAA	1,631,736
1,000	5.000%, 12/01/34	12/24 at 100.00	AAA	1,148,660
945	5.000%, 12/01/35	12/24 at 100.00	AAA	1,081,949
300	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	315,351
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,158,656
10,350	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aa1	11,780,472
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34	12/25 at 100.00	AAA	1,146,360
1,200	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2016, 5.000%, 12/01/28	12/26 at 100.00	AAA	1,437,036
2,250	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A, 5.000%, 12/01/30	12/26 at 100.00	AA–	2,649,330
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	3,765,390
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	5,533,650
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	22,890,883
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	Aa3	1,117,360
2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured	12/25 at 100.00	AA	2,032,100
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,903,610
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,376,496
	Vermilion Local School District, East and Lorain Counties, Ohio, Certificates of Participation, Series 2012:
765	5.000%, 12/01/24	12/20 at 100.00	Aa3	853,572
805	5.000%, 12/01/25	12/20 at 100.00	Aa3	896,037
86,310	Total Tax Obligation/Limited			94,448,737

NUVEEN	43

NUO	Nuveen Ohio Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 10.2% (6.8% of Total Investments)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
$2,150	5.000%, 1/01/30	1/22 at 100.00	A–	$2,361,668
1,500	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	1,649,100
	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2015B:
860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	960,568
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	556,535
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015:
2,500	5.000%, 12/31/35 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	2,723,750
3,000	5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,248,400
4,250	5.000%, 6/30/53 (Alternative Minimum Tax)	6/25 at 100.00	A–	4,480,775
3,550	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	3,709,431
2,050	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,322,876
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	A+	2,221,600
11,260	0.000%, 2/15/38	No Opt. Call	A+	4,735,168
5,000	0.000%, 2/15/40	No Opt. Call	A+	1,901,350
41,620	Total Transportation			30,871,221
	U.S. Guaranteed – 25.3% (16.9% of Total Investments) (6)
4,705	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (6)	4,907,268
125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (6)	131,949
1,165	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (6)	1,335,626
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	129,213
1,140	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	1,339,112
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	287,792
2,545	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	2,989,510
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	187,946
1,605	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	1,885,329
	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding Series 2012A:
1,960	5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	AA (6)	2,228,324
875	5.000%, 12/01/32 (Pre-refunded 12/01/20)	12/20 at 100.00	AA (6)	994,788
1,205	Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30 (Pre-refunded 4/24/17)	4/17 at 100.00	N/R (6)	1,207,567
2,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29 (Pre-refunded12/01/19)	12/19 at 100.00	AA (6)	2,211,400
	Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2007:
3,355	5.000%, 12/01/27 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	3,463,870
1,840	5.000%, 12/01/28 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	1,899,708
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Improvement Series 2009:
250	5.000%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2 (6)	275,648
2,615	5.250%, 11/01/40 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2 (6)	2,900,480

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$2,470	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Series 2008A, 5.000%, 11/01/40 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (6)	$2,638,652
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2012:
1,010	5.250%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	1,186,498
1,090	5.250%, 12/01/28 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	1,280,478
760	5.250%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	892,810
600	5.000%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	697,974
12,750	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AA (6)	12,894,328
6,580	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (6)	6,654,683
	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C:
1,565	6.000%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (6)	1,682,485
300	6.000%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	A3 (6)	316,464
	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007:
1,010	5.000%, 12/01/25 (Pre-refunded 12/01/17) – FGIC Insured	12/17 at 100.00	Aa2 (6)	1,042,775
775	5.000%, 12/01/30 (Pre-refunded 12/01/17) – FGIC Insured	12/17 at 100.00	Aa2 (6)	800,149
2,620	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40 (Pre-refunded 10/01/18)	10/18 at 100.00	AA (6)	2,791,086
225	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 5.000%, 12/01/37 (Pre-refunded 12/01/17) – SYNCORA GTY Insured	12/17 at 100.00	A (6)	232,250
865	Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 (Pre-refunded 12/01/17) – AMBAC Insured	12/17 at 100.00	Aa3 (6)	892,940
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aa1 (6)	1,011,380
1,500	Milford Exempted Village School District, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/36 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa3 (6)	1,614,180
2,300	Northmor Local School District, Morrow County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.000%, 11/01/36 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (6)	2,457,435
3,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A3 (6)	3,243,210
945	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.750%, 11/15/40 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	AA (6)	1,079,351
950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa1 (6)	1,025,611
1,220	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	1,284,013
500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/36 (Pre-refunded 6/01/18)	6/18 at 100.00	AAA	526,235
700	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 (Pre-refunded 6/01/17) – AGC Insured	6/17 at 100.00	AA (6)	708,414

NUVEEN	45

NUO	Nuveen Ohio Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009:
$685	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	$747,664
315	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa3 (6)	343,816
71,635	Total U.S. Guaranteed			76,420,411
	Utilities – 4.9% (3.3% of Total Investments)
	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
50	5.000%, 2/15/38 – AGC Insured	2/18 at 100.00	AA	51,594
295	5.250%, 2/15/43	2/18 at 100.00	A1	304,989
1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,647,690
1,430	American Municipal Power, Inc., Ohio, Greenup Hydroelectric Project Revenue Bonds, Refunding Series 2016A, 5.000%, 2/15/41	2/26 at 100.00	A1	1,582,195
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	AA–	1,340,120
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	AA–	3,778,184
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	AA–	1,076,854
1,500	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	A–	1,632,120
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	700,000
2,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,112,014
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured	No Opt. Call	AA–	641,906
20,800	Total Utilities			14,867,666
	Water and Sewer – 19.4% (13.0% of Total Investments)
8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	9,269,077
8,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/46 Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:	12/26 at 100.00	AAA	9,205,680
2,500	5.000%, 1/01/25	1/22 at 100.00	Aa2	2,845,625
1,975	5.000%, 1/01/26	1/22 at 100.00	Aa2	2,237,320
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	Aa1	2,277,409
710	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	779,140
1,275	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A, 5.000%, 12/01/31	12/24 at 100.00	AA+	1,476,080
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	2,164,867
	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2014:
2,950	5.000%, 11/15/39	11/24 at 100.00	AA+	3,336,126
1,400	5.000%, 11/15/44	11/24 at 100.00	AA+	1,578,122
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38	5/23 at 100.00	AA+	2,250,480
	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2016B:
2,220	5.000%, 12/01/33	12/26 at 100.00	AAA	2,617,802
3,105	5.000%, 12/01/34	12/26 at 100.00	AAA	3,644,059

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
$820	5.000%, 11/15/25	11/23 at 100.00	Aa3	$946,641
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	693,953
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,226,392
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	788,818
10,000	Toledo, Ohio, Water System Revenue Bonds, Series 2016, 5.000%, 11/15/41 (UB)	11/26 at 100.00	AA–	11,411,500
51,540	Total Water and Sewer			58,749,091
$440,495	Total Investments (cost $429,178,212)			453,270,327
	Floating Rate Obligations – (2.6)%			(8,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (48.8)% (7)			(147,739,939)
	Other Assets Less Liabilities – 1.7%			5,159,792
	Net Assets Applicable to Common Shares – 100%			$302,690,180

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.6%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	47

NTX	Nuveen Texas Quality Municipal Income Fund
(formerly known as Nuveen Texas Quality Income Municipal Fund)
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.8% (100.0% of Total Investments)
	Consumer Discretionary – 4.9% (3.3% of Total Investments)
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
$1,450	5.250%, 1/01/18 – SYNCORA GTY Insured	4/17 at 100.00	BBB–	$1,453,669
1,000	5.250%, 1/01/24 – SYNCORA GTY Insured	4/17 at 100.00	BBB–	1,001,220
1,000	5.000%, 1/01/34 – SYNCORA GTY Insured	4/17 at 100.00	BBB–	1,001,480
4,060	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	4/17 at 100.00	A3	4,061,054
7,510	Total Consumer Discretionary			7,517,423
	Education and Civic Organizations – 12.9% (8.5% of Total Investments)
2,500	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding Series 2015A, 5.000%, 7/01/28	7/24 at 100.00	AAA	2,955,375
2,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012B, 5.000%, 8/15/22	No Opt. Call	AAA	2,349,740
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
1,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	972,740
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	970,400
1,000	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28	8/23 at 100.00	BBB–	1,109,310
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35	3/21 at 100.00	A–	1,077,850
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Bonds, Baylor College of Medicine, Refunding Series 2012A, 5.000%, 11/15/26	11/22 at 100.00	A	1,111,820
3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/38	6/23 at 100.00	Baa3	3,167,880
2,000	Laredo Community College District, Webb County, Texas, Combined Fee Revenue Bonds, Series 2010, 5.250%, 8/01/35 – AGM Insured	8/20 at 100.00	AA	2,217,380
2,000	Lone Star College System, Harris, Montgomery and San Jacinto Counties, Texas, Revenue Financing System Bonds, Series 2013, 5.000%, 2/15/36	2/21 at 100.00	AA	2,203,360
1,240	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Refunding Series 2016, 5.000%, 5/01/27 – BAM Insured	5/26 at 100.00	AA	1,419,763
17,740	Total Education and Civic Organizations			19,555,618
	Energy – 1.3% (0.9% of Total Investments)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,043,280
	Health Care – 10.0% (6.7% of Total Investments)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35	12/22 at 100.00	A+	1,095,580
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,089,500
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	A	1,389,231
2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2009, 5.750%, 8/15/39	8/19 at 100.00	Aa2	2,175,380

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	Aa2	$985,368
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	566,794
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/29	5/26 at 100.00	AA–	1,444,325
1,590	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA	1,710,284
2,510	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/42	11/17 at 100.00	AA	2,562,861
2,210	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	BBB–	2,210,265
14,310	Total Health Care			15,229,588
	Housing/Multifamily – 2.1% (1.4% of Total Investments)
3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	AA	3,208,380
	Long-Term Care – 0.8% (0.5% of Total Investments)
	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007:
635	5.000%, 7/01/27	7/17 at 100.00	BBB	639,210
490	5.000%, 7/01/37	7/17 at 100.00	BBB	492,220
1,125	Total Long-Term Care			1,131,430
	Tax Obligation/General – 21.9% (14.5% of Total Investments)
500	Austin Community College District, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016, 5.000%, 8/01/23	No Opt. Call	AA+	591,285
400	Calallen Independent School District, Nueces County, Texas, General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/38	2/18 at 100.00	AAA	414,000
1,620	Cameron County, Texas, General Obligation Bonds, State Highway 550 Project, Series 2012, 5.000%, 2/15/32 – AGM Insured	2/22 at 100.00	AA	1,783,296
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA+	1,652,520
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	AA–	1,064,650
1,565	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,780,532
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 0.000%, 8/01/45	8/21 at 100.00	A	652,920
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation Bonds, School Building Series 2014, 5.000%, 2/15/39	2/24 at 100.00	Aaa	1,515,312
2,675	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/34	8/24 at 100.00	AA–	2,994,663
40	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/36	8/17 at 33.01	AAA	13,099
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds, School Building Series 2013A, 5.000%, 2/15/43	2/23 at 100.00	AAA	1,509,719
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,901,708
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000	5.750%, 12/01/33	12/25 at 100.00	Ba2	1,080,560
1,000	6.125%, 12/01/38	12/25 at 100.00	Ba2	1,087,410

NUVEEN	49

NTX	Nuveen Texas Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E, 0.000%, 10/01/35	No Opt. Call	AAA	$729,372
4,000	Prosper Independent School District, Collin County, Texas, General Obligation Bonds, Refunding Series 2015, 5.000%, 2/15/40	2/25 at 100.00	AAA	4,523,598
205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba2	209,848
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	2,246,760
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	AAA	2,253,760
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014, 5.000%, 10/01/34	4/24 at 100.00	AAA	2,281,180
	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998:
45	0.000%, 8/15/22	5/17 at 100.00	AAA	33,530
45	0.000%, 8/15/24	5/17 at 100.00	AAA	30,063
9,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/45	8/25 at 44.15	Aaa	2,895,750
39,735	Total Tax Obligation/General			33,245,535
	Tax Obligation/Limited – 26.9% (17.8% of Total Investments)
	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2015:
1,060	5.000%, 8/15/34 – AGM Insured	8/24 at 100.00	AA	1,179,822
1,160	5.000%, 8/15/35 – AGM Insured	8/24 at 100.00	AA	1,286,266
1,000	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.250%, 8/15/38 – AGM Insured	8/19 at 100.00	AA	1,078,960
1,175	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/36	12/24 at 100.00	AA+	1,333,919
1,680	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/48	12/25 at 100.00	AA+	1,898,350
500	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.500%, 9/01/36	9/19 at 103.00	N/R	512,910
2,500	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligations Series 2015B, 5.000%, 11/01/25	No Opt. Call	AA+	3,007,275
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 11/01/41	11/21 at 100.00	AA+	1,554,409
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
450	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	AA–	336,371
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	107,841
260	0.000%, 11/15/33	11/31 at 88.44	AA–	124,288
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	AA–	911,395
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	439,423
4,370	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	AA–	1,496,201
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	AA–	725,822
400	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/34	11/24 at 100.00	A3	443,660
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/28	11/24 at 100.00	A2	1,155,960
3,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	978,611
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	427,100

50	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$210	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.000%, 9/01/30	4/17 at 100.00	A2	$210,647
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	A2	1,129,634
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	782,775
250	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014, 7.150%, 9/01/37	3/18 at 103.00	N/R	254,293
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/31	9/21 at 100.00	AA+	3,364,110
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA+	2,285,480
10,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/30 (UB) (4)	10/26 at 100.00	Aaa	11,876,100
1,735	Via Metropolitan Transit Advanced Transportation District, Texas, Sales Tax Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 8/01/38	8/24 at 100.00	AAA	1,966,865
46,710	Total Tax Obligation/Limited			40,868,487
	Transportation – 20.1% (13.3% of Total Investments)
3,000	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/39 (Alternative Minimum Tax)	11/24 at 100.00	A1	3,280,530
665	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/42	1/23 at 100.00	BBB	703,204
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	BBB+	1,278,748
2,205	0.000%, 1/01/37	No Opt. Call	BBB+	917,765
2,160	0.000%, 1/01/38	No Opt. Call	BBB+	863,719
1,000	0.000%, 1/01/40	No Opt. Call	BBB+	361,340
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	1,100,020
1,165	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	1,289,795
1,670	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	1,814,121
1,165	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2012C, 5.000%, 8/15/31	8/22 at 100.00	AA	1,319,234
5,150	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 8/15/41	8/26 at 100.00	Aa2	5,870,121
2,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012A, 5.000%, 7/01/31 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,164,160
1,750	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015, 5.000%, 11/01/35 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,943,480
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	3,247,650
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
20	6.100%, 1/01/28	1/19 at 100.00	A1	21,779
375	6.250%, 1/01/39	1/19 at 100.00	A1	405,514
50	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	A1	51,693
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008B:
35	5.750%, 1/01/40	1/18 at 100.00	AA–	36,230
40	5.750%, 1/01/40	1/18 at 100.00	A1	41,354

NUVEEN	51

NTX	Nuveen Texas Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	$1,149,800
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,759,300
34,395	Total Transportation			30,619,557
	U.S. Guaranteed – 19.6% (13.0% of Total Investments) (5)
	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007:
130	5.000%, 7/01/27 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (5)	131,944
110	5.000%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (5)	111,645
2,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA (5)	2,863,000
185	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured (ETM)	No Opt. Call	AA (5)	211,170
1,000	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2008C, 5.375%, 3/01/29 (Pre-refunded 3/01/18)	3/18 at 100.00	AA+ (5)	1,045,960
8,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 8/15/39 (Pre-refunded 8/15/18)	8/18 at 22.64	AA (5)	1,893,205
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010, 5.250%, 3/01/40 (Pre-refunded 3/01/20)	3/20 at 100.00	AA– (5)	4,477,278
960	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/36 (Pre-refunded 8/15/17)	8/17 at 33.01	N/R (5)	315,504
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation Bonds, Series 2009, 5.000%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	AAA	400,000
25	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/15/29 (Pre-refunded 5/15/22)	5/22 at 100.00	N/R (5)	29,271
1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.250%, 3/01/32 (Pre-refunded 3/01/19)	3/19 at 100.00	Aaa	1,625,625
1,000	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,189,970
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
80	6.100%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	87,426
1,625	6.250%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	1,780,269
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A:
195	5.750%, 1/01/40 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (5)	203,196
150	5.750%, 1/01/40 (Pre-refunded 1/01/18)	1/18 at 100.00	A1 (5)	156,305
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008B:
285	5.750%, 1/01/40 (Pre-refunded 1/01/18)	1/18 at 100.00	A1 (5)	296,979
190	5.750%, 1/01/40 (Pre-refunded 1/01/18)	1/18 at 100.00	AA– (5)	197,986
950	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (5)	989,682
2,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34 (Pre-refunded 2/15/18)	2/18 at 100.00	Aaa	2,085,980
2,500	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/17)	12/17 at 100.00	Aaa	2,658,450
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
95	5.250%, 8/15/40 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	107,809
1,155	5.250%, 8/15/40 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (5)	1,310,729
410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	450,565

52	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008:
$90	5.000%, 4/01/30 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (5)	$94,100
910	5.000%, 4/01/30 (Pre-refunded 4/01/18)	4/18 at 100.00	AAA	951,451
700	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB+ (5)	710,444
2,250	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB+ (5)	2,283,570
1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.500%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	BBB (5)	1,108,460
34,860	Total U.S. Guaranteed			29,767,973
	Utilities – 17.2% (11.4% of Total Investments)
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/40	11/22 at 100.00	AA	2,200,800
3,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/38	11/25 at 100.00	AA	3,397,920
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (6)	5/17 at 100.00	N/R	26
2,000	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	A+	2,249,380
2,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	2,024,100
3,000	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	A	3,269,010
1,150	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A, 5.000%, 5/15/36	5/22 at 100.00	A	1,268,370
1,975	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/15/29	5/22 at 100.00	A	2,214,291
1,500	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	A–	1,640,880
1,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	BBB+	1,111,340
	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
270	5.625%, 12/15/17	No Opt. Call	BBB+	278,589
3,000	6.250%, 12/15/26	No Opt. Call	BBB+	3,558,540
1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	BBB+	1,108,180
	Texas Municipal Power Agency, Revenue Bonds, Refunding Transmission Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	703,213
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	1,098,770
26,095	Total Utilities			26,123,409
	Water and Sewer – 13.1% (8.7% of Total Investments)
1,450	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	11/26 at 100.00	AA	1,661,149
1,575	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014, 5.000%, 7/10/38 – BAM Insured	7/23 at 100.00	AA	1,727,555
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31	2/21 at 100.00	AA	2,754,200
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series 2013, 5.000%, 7/15/43	7/23 at 100.00	A+	2,197,740
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/42	11/22 at 100.00	AA	2,240,860
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	772,317
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 12/15/33	12/22 at 100.00	AA–	4,322,310

NUVEEN	53

NTX	Nuveen Texas Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	Nueces River Authority, Texas, Water Supply Revenue Bonds, Corpus Christi Lake Texana Project, Refunding Series 2015, 5.000%, 7/15/26	7/25 at 100.00	AA–	$1,194,380
2,640	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2015B, 5.000%, 5/15/34	5/25 at 100.00	AA	3,009,389
17,735	Total Water and Sewer			19,879,900
$245,215	Total Investments (cost $215,552,974)			229,190,580
	Floating Rate Obligations – (5.3)%			(8,000,000)
	Institutional MuniFund Term Preferred Shares, net of deferred offering costs – (47.2)% (7)			(71,717,046)
	Other Assets Less Liabilities – 1.7%			2,470,514
	Net Assets Applicable to Common Shares – 100%			$151,944,048

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)	Institutional MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 31.3%.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

54	NUVEEN

Statement of
	Assets and Liabilities	February 28, 2017

	NAZ	NUM	NUO	NTX
Assets
Long-term investments, at value (cost $240,588,142, $478,942,324, $429,178,212 and $215,552,974, respectively)	$254,189,401	$500,008,911	$453,270,327	$229,190,580
Cash	909,327	1,443,331	258,346	734,390
Receivable for:
Interest	2,425,145	6,278,927	5,120,557	2,422,683
Investments sold	1,433,062	1,259,319	1,130,350	—
Other assets	989	43,837	18,970	2,002
Total assets	258,957,924	509,034,325	459,798,550	232,349,655
Liabilities
Floating rate obligations	2,755,000	18,890,000	8,000,000	8,000,000
Payable for:
Dividends	638,011	1,090,861	977,609	518,018
Interest	106,903	209,449	—	—
Investments purchased	1,768,255	1,166,063	—	—
Offering costs	84,619	55,392	70,478	—
Institutional MuniFund Term Preferred ("iMTP") Shares, net of deferred offering costs (liquidation preference $—, $—, $— and $72,000,000, respectively)	—	—	—	71,717,046
Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs (liquidation preference $88,300,000, $173,000,000, $—, and $—, respectively)	88,279,545	172,967,770	—	—
Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs (liquidation preference $—, $—, $148,000,000, and $—, respectively)	—	—	147,739,939	—
Accrued expenses:
Management fees	122,902	225,264	219,776	107,533
Trustees fees	2,783	48,281	18,938	2,474
Other	59,168	84,214	81,630	60,536
Total liabilities	93,817,186	194,737,294	157,108,370	80,405,607
Net assets applicable to common shares	$165,140,738	$314,297,031	$302,690,180	$151,944,048
Common shares outstanding	11,583,429	20,810,887	18,521,955	10,027,210
Net asset value ("NAV") per common share outstanding	$14.26	$15.10	$16.34	$15.15
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$115,834	$208,109	$185,220	$100,272
Paid-in surplus	156,318,517	294,958,185	281,001,570	141,349,823
Undistributed (Over-distribution of) net investment income	303,081	(304,164)	254,772	390,167
Accumulated net realized gain (loss)	(5,197,953)	(1,631,686)	(2,843,497)	(3,533,820)
Net unrealized appreciation (depreciation)	13,601,259	21,066,587	24,092,115	13,637,606
Net assets applicable to common shares	$165,140,738	$314,297,031	$302,690,180	$151,944,048
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
See accompanying notes to financial statements.

NUVEEN	55

Statement of
	Operations	Year Ended February 28, 2017

	NAZ	NUM	NUO	NTX
Investment Income	$11,143,233	$20,482,213	$19,429,716	$9,261,957
Expenses
Management fees	1,637,218	3,007,631	2,931,738	1,416,591
Interest expense and amortization of offering costs	1,499,146	2,907,203	1,351,025	1,221,797
Liquidity fees	—	—	995,080	—
Remarketing fees	—	—	107,300	—
Custodian fees	40,956	62,625	60,395	35,732
Trustees fees	7,468	14,374	13,461	6,660
Professional fees	36,941	44,190	44,820	34,568
Shareholder reporting expenses	21,805	41,853	41,756	23,542
Shareholder servicing agent fees	17,553	37,593	14,601	6,370
Stock exchange listing fees	10,323	10,296	10,296	10,296
Investor relations expenses	14,375	26,828	25,977	16,229
Other	9,215	44,591	61,785	61,790
Total expenses	3,295,000	6,197,184	5,658,234	2,833,575
Net investment income (loss)	7,848,233	14,285,029	13,771,482	6,428,382
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(122,583)	(85,716)	70,437	(1,993,490)
Change in net unrealized appreciation (depreciation) of investments	(7,782,530)	(15,175,056)	(15,075,506)	(4,498,908)
Net realized and unrealized gain (loss)	(7,905,113)	(15,260,772)	(15,005,069)	(6,492,398)
Net increase (decrease) in net assets applicable to common shares from operations	$(56,880)	$(975,743)	$(1,233,587)	$(64,016)
See accompanying notes to financial statements.

56	NUVEEN

Statement of
Changes in Net Assets

	NAZ		NUM
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/17	2/29/16	2/28/17	2/29/16
Operations
Net investment income (loss)	$7,848,233	$8,742,912	$14,285,029	$15,739,213
Net realized gain (loss) from:
Investments	(122,583)	403,719	(85,716)	1,050,322
Swaps	—	—	—	45,681
Change in net unrealized appreciation (depreciation) of:
Investments	(7,782,530)	69,115	(15,175,056)	2,143,164
Swaps	—	—	—	(187,352)
Net increase (decrease) in net assets applicable to common shares from operations	(56,880)	9,215,746	(975,743)	18,791,028
Distributions to Common Shareholders
From net investment income	(8,732,348)	(9,230,917)	(14,902,675)	(16,161,393)
From accumulated net realized gains	—	—	(1,290,275)	(97,893)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,732,348)	(9,230,917)	(16,192,950)	(16,259,286)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	162,720	134,274	—	—
Cost of shares repurchased and retired	—	—	—	(297,904)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	162,720	134,274	—	(297,904)
Net increase (decrease) in net assets applicable to common shares	(8,626,508)	119,103	(17,168,693)	2,233,838
Net assets applicable to common shares at the beginning of period	173,767,246	173,648,143	331,465,724	329,231,886
Net assets applicable to common shares at the end of period	$165,140,738	$173,767,246	$314,297,031	$331,465,724
Undistributed (Over-distribution of) net investment income at the end of period	$303,081	$1,020,363	$(304,164)	$279,165
See accompanying notes to financial statements.

NUVEEN	57

Statement of Changes in Net Assets (continued)

	NUO		NTX
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/17	2/29/16	2/28/17	2/29/16
Operations
Net investment income (loss)	$13,771,482	$14,987,163	$6,428,382	$6,606,313
Net realized gain (loss) from:
Investments	70,437	476,198	(1,993,490)	388,027
Swaps	—	20,171	—	53,624
Change in net unrealized appreciation (depreciation) of:
Investments	(15,075,506)	2,727,310	(4,498,908)	531,074
Swaps	—	(197,460)	—	(94,558)
Net increase (decrease) in net assets applicable to common shares from operations	(1,233,587)	18,013,382	(64,016)	7,484,480
Distributions to Common Shareholders
From net investment income	(13,932,214)	(15,299,135)	(6,562,812)	(6,557,796)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(13,932,214)	(15,299,135)	(6,562,812)	(6,557,796)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(15,165,801)	2,714,247	(6,626,828)	926,684
Net assets applicable to common shares at the beginning of period	317,855,981	315,141,734	158,570,876	157,644,192
Net assets applicable to common shares at the end of period	$302,690,180	$317,855,981	$151,944,048	$158,570,876
Undistributed (Over-distribution of) net investment income at the end of period	$254,772	$96,460	$390,167	$435,913

See accompanying notes to financial statements.

58	NUVEEN

Statement of
	Cash Flows	Year Ended February 28, 2017

	NAZ	NUM	NUO	NTX
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(56,880)	$(975,743)	$(1,233,587)	$(64,016)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(44,238,066)	(114,001,534)	(49,806,025)	(30,182,365)
Proceeds from sales and maturities of investments	34,160,241	100,727,538	38,482,885	20,511,295
Taxes paid	—	(5,113)	—	—
Amortization (Accretion) of premiums and discounts, net	1,274,757	2,359,840	1,381,954	587,451
Amortization of deferred offering costs	18,552	29,231	9,807	169,036
(Increase) Decrease in:
Receivable for interest	2,633	(22,828)	61,464	(99,087)
Receivable for investments sold	(1,433,062)	(1,259,319)	(1,130,350)	—
Other assets	168	(1,315)	114,371	143
Increase (Decrease) in:
Payable for interest	106,903	209,449	—	—
Payable for investments purchased	1,768,255	1,166,063	—	—
Payable for offering costs	84,619	55,392	70,478	—
Accrued management fees	(5,043)	(11,241)	(13,127)	(4,060)
Accrued Trustees fees	1,703	5,282	6,108	1,488
Accrued other expenses	(24,078)	(5,500)	(28,048)	13,356
Net realized (gain) loss from investments	122,583	85,716	(70,437)	1,993,490
Change in net unrealized appreciation (depreciation) of investments	7,782,530	15,175,056	15,075,506	4,498,908
Net cash provided by (used in) operating activities	(434,185)	3,530,974	2,920,999	(2,574,361)
Cash Flows from Financing Activities:
Proceeds from VMTP Shares issued, at liquidation preference	9,300,000	14,000,000	—	—
Increase (Decrease) in Floating rate obligations	—	—	8,000,000	8,000,000
Cash distributions paid to common shareholders	(8,679,641)	(16,310,301)	(14,077,161)	(6,559,077)
Net cash provided by (used in) financing activities	620,359	(2,310,301)	(6,077,161)	1,440,923
Net Increase (Decrease) in Cash	186,174	1,220,673	(3,156,162)	(1,133,438)
Cash at the beginning of period	723,153	222,658	3,414,508	1,867,828
Cash at the end of period	$909,327	$1,443,331	$258,346	$734,390

Supplemental Disclosures of Cash Flow Information	NAZ	NUM	NUO	NTX
Cash paid for interest (excluding amortization of offering costs)	$1,173,690	$2,468,523	$1,241,218	$1,052,761
Non-cash financing activities not included herein consists of reinvestments of common share distributions	162,720	—	—	—
See accompanying notes to financial statements.

NUVEEN	59

Financial
Highlights
Selected data for a common share outstanding throughout each period:

						Less Distributions
		Investment Operations				to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accum- ulated Net Realized Gains		Total	Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
NAZ
Year Ended 2/28–2/29:
2017	$15.01	$0.68		$(0.68)	$(0.00)	$(0.75)	$—		$(0.75)	$—		$14.26	$14.22
2016	15.02	0.76		0.03	0.79	(0.80)	—		(0.80)	—		15.01	15.74
2015	14.15	0.79		0.87	1.66	(0.79)	—		(0.79)	—		15.02	14.37
2014	15.47	0.55		(1.10)	(0.55)	(0.77)	—		(0.77)	—		14.15	12.79
2013	14.82	0.75		0.67	1.42	(0.77)	—		(0.77)	—		15.47	15.70
NUM
Year Ended 2/28–2/29:
2017	15.93	0.68		(0.73)	(0.05)	(0.72)	(0.06)		(0.78)	—		15.10	13.50
2016	15.80	0.76		0.15	0.91	(0.78)	—	*	(0.78)	—	*	15.93	14.01
2015	14.98	0.80		0.88	1.68	(0.86)	—		(0.86)	—		15.80	13.85
2014	16.35	0.80		(1.28)	(0.48)	(0.89)	—		(0.89)	—	*	14.98	13.45
2013	15.95	0.74		0.55	1.29	(0.89)	—		(0.89)	—		16.35	15.62

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

60	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

(0.07)%	(5.03)%	$165,141	1.91%		4.54%		13%
5.45	15.59	173,767	1.51		5.12		9
12.01	18.94	173,648	1.56		5.37		13
(3.40)	(13.52)	163,635	2.47		4.93		14
9.77	13.02	69,236	1.80		4.94		10

(0.40)	1.74	314,297	1.88		4.34		20
5.97	7.15	331,466	1.52		4.85		12
11.45	9.48	329,232	1.57		5.14		15
(2.76)	(8.00)	312,180	1.95		5.32		15
8.27	7.30	341,057	1.84		5.09		12

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAZ
Year Ended 2/28–2/29:
2017	0.87%
2016	0.49
2015	0.50
2014	1.32
2013	0.57

NUM
Year Ended 2/28–2/29:
2017	0.88%
2016	0.52
2015	0.53
2014	0.84
2013	0.70
(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	61

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

						Less Distributions
		Investment Operations				to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Shelf Offering Costs		Premium per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
NUO
Year Ended 2/28–2/29:
2017	$17.16	$0.74		$(0.81)	$(0.07)	$(0.75)	$—	$(0.75)	$—		$—		$16.34	$14.97
2016	17.01	0.81		0.17	0.98	(0.83)	—	(0.83)	—		—		17.16	15.44
2015	16.02	0.85		1.07	1.92	(0.93)	—	(0.93)	—		—		17.01	15.40
2014	17.64	0.76		(1.39)	(0.63)	(0.99)	—	(0.99)	—		—		16.02	14.75
2013	17.17	0.89		0.54	1.43	(0.96)	—	(0.96)	—		—		17.64	17.79

NTX
Year Ended 2/28–2/29:
2017	15.81	0.63		(0.64)	(0.01)	(0.65)	—	(0.65)	—		—		15.15	14.28
2016	15.72	0.66		0.08	0.74	(0.65)	—	(0.65)	—		—		15.81	14.66
2015	14.82	0.62		0.96	1.58	(0.68)	—	(0.68)	—		—		15.72	14.35
2014	15.87	0.66		(1.01)	(0.35)	(0.70)	—	(0.70)	—	*	—	*	14.82	13.54
2013	15.46	0.68		0.47	1.15	(0.77)	—	(0.77)	(0.01)		0.04		15.87	16.00

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

62	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

(0.49)%	1.67%	$302,690	1.79%		4.35%		8%
5.95	5.96	317,856	1.58		4.83		10
12.23	10.79	315,142	1.62		5.10		15
(3.38)	(11.39)	296,668	2.15		5.45		13
8.53	11.27	172,898	1.76		5.14		13

(0.12)	1.79	151,944	1.78		4.05		9
4.89	7.02	158,571	1.78		4.26		14
10.81	11.07	157,644	2.33		4.05		12
(2.11)	(11.03)	148,580	2.49		4.46		13
7.80	2.97	158,920	2.38		4.33		12

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUO
Year Ended 2/28–2/29:
2017	0.77%
2016	0.55
2015	0.57
2014	1.05
2013	0.61

NTX
Year Ended 2/28–2/29:
2017	0.77%
2016	0.77
2015	1.26
2014	1.31
2013	1.27

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	63

Financial Highlights (continued)

					MTP and VMTP
	MTP Shares		VMTP Shares		Shares at the
	at the End of Period (a)		at the End of Period		End of Period
					Asset
	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $10	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	Preference
NAZ
Year Ended 2/28–2/29:
2017	$—	$—	$88,300	$287,022	$—
2016	—	—	79,000	319,959	—
2015	—	—	79,000	319,808	—
2014	—	—	79,000	307,133	—
2013	—	—	28,000	347,271	—

NUM
Year Ended 2/28–2/29:
2017	—	—	173,000	281,675	—
2016	—	—	159,000	308,469	—
2015	—	—	159,000	307,064	—
2014	—	—	159,000	296,340	—
2013	16,313	31.57	141,800	315,704	3.16

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013
NAZ
Series 2015 (NAZ PRC)
Ending Market Value per Share	$—		$—
Average Market Value per Share	10.02	Δ	—
Series 2016 (NAZ PRD)
Ending Market Value per Share	—		—
Average Market Value per Share	10.11	Δ	—

NUM
Series 2015 (NUM PRC)
Ending Market Value per Share	—		10.08
Average Market Value per Share	10.02	ΔΔΔ	10.06	ΔΔ

Δ	For the period April 8, 2013 (effective date of the reorganizations) through December 20, 2013.
ΔΔ	For the period January 7, 2013 (effective date of the reorganizations) through February 28, 2013.
ΔΔΔ	For the period March 1, 2013 through December 20, 2013.
See accompanying notes to financial statements.

64	NUVEEN

	iMTP Shares		MTP Shares		VMTP Shares		VRDP Shares
	at the End of Period		at the End of Period (a)		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $5,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share	(000)	Share
NUO
Year Ended 2/28–2/29:
2017	$—	$—	$—	$—	$—	$—	$148,000	$304,520
2016	—	—	—	—	—	—	148,000	314,768
2015	—	—	—	—	—	—	148,000	312,934
2014	—	—	—	—	—	—	148,000	300,451
2013	—	—	—	—	73,500	335,236	—	—

NTX
Year Ended 2/28–2/29:
2017	72,000	15,552	—	—	—	—	—	—
2016	72,000	16,012	—	—	—	—	—	—
2015	—	—	70,920	32.23	—	—	—	—
2014	—	—	70,920	30.95	—	—	—	—
2013	—	—	70,920	32.41	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2016		2015	2014		2013	2012
NUO
Series 2014 (NUO PRACL)
Ending Market Value per Share	$—		$—	$—		$—	$—
Average Market Value per Share	—		—	10.01	Ω	—	—
Series 2015 (NUO PRCCL)
Ending Market Value per Share	—		—	—		—	—
Average Market Value per Share	—		—	10.03	Ω	—	—
Series 2016 (NUO PRDCL)
Ending Market Value per Share	—		—	—		—	—
Average Market Value per Share	—		—	10.06	Ω	—	—

NTX
Series 2015 (NTX PRCCL)
Ending Market Value per Share	—		10.02	10.03		10.04	10.05
Average Market Value per Share	10.01	ΩΩ	10.04	10.04		10.06	9.97

Ω	For the period April 8, 2013 (effective date of the reorganization) through October 7, 2013.
ΩΩ	For the period March 1, 2015 through April 20, 2015.

See accompanying notes to financial statements.

NUVEEN	65

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
 The state funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen Arizona Quality Municipal Income Fund (NAZ)
•	Nuveen Michigan Quality Municipal Income Fund (NUM)
•	Nuveen Ohio Quality Municipal Income Fund (NUO)
•	Nuveen Texas Quality Municipal Income Fund (NTX)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. NAZ, NUM and NUO were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively). NTX was organized as a Massachusetts business trust on July 26, 1991.
The end of the reporting period for the Funds is February 28, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2017 (the "current fiscal period").
Effective December 28, 2016, the Funds had the following name changes:

•	NAZ changed its name from Nuveen Arizona Premium Income Municipal Fund
•	NUM changed its name from Nuveen Michigan Quality Income Municipal Fund
•	NUO changed its name from Nuveen Ohio Quality Income Municipal Fund
•	NTX changed its name from Nuveen Texas Quality Income Municipal Fund
Investment Adviser
 The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a subsidiary of Nuveen, LLC ("Nuveen"). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.
Effective August 5, 2016, NAZ changed its investment policy to limit the amount of securities subject to the alternative minimum tax ("AMT") to no more than 20% (30% prior to August 5, 2016) of the Fund's managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates). In addition, effective August 5, 2016, NUM, NUO and NTX have each added an investment policy to limit the amount of securities subject to AMT to no more than 20% of each Fund's managed assets.
Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis

66	NUVEEN

may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

NAZ
Outstanding when-issued/delayed delivery purchase commitments	$1,655,059
Investment Income
 Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
 Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
 Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Compensation
 The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
 The fair valuation input levels as described below are for fair value measurement purposes.

NUVEEN	67

Notes to Financial Statements (continued)
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NAZ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$254,189,401	$—	$254,189,401
NUM
Long-Term Investments*:
Municipal Bonds	$—	$500,008,911	$—	$500,008,911
NUO
Long-Term Investments*:
Municipal Bonds	$—	$453,270,327	$—	$453,270,327
NTX
Long-Term Investments*:
Municipal Bonds	$—	$229,190,580	$—	$229,190,580

*	Refer to the Fund's Portfolio of Investments for industry classifications.

68	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of

NUVEEN	69

Notes to Financial Statements (continued)
Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAZ	NUM	NUO	NTX
Floating rate obligations: self-deposited Inverse Floaters	$2,755,000	$18,890,000	$8,000,000	$8,000,000
Floating rate obligations: externally-deposited Inverse Floaters	14,215,000	8,430,000	23,155,000	—
Total	$16,970,000	$27,320,000	$31,155,000	$8,000,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAZ	NUM	NUO	NTX
Average floating rate obligations outstanding	$2,755,000	$18,890,000	$3,813,699	$2,739,726
Average annual interest rate and fees	1.09%	1.13%	1.23%	1.25%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the

70	NUVEEN

Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NAZ	NUM	NUO	NTX
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$2,755,000	$12,265,000	$—	$8,000,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	7,500,000	8,430,000	4,480,000	—
Total	$10,255,000	$20,695,000	$4,480,000	$8,000,000
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Program
 During the current reporting period, NAZ filed an initial registration statement with the Securities and Exchange Commission to issue additional common shares through an equity shelf program, which is not yet effective. Under this program the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share.

NUVEEN	71

Notes to Financial Statements (continued)
Common Share Transactions
Transactions in common shares for the Funds during the Funds' current and prior fiscal period, where applicable, were as follows:

	NAZ		NUM
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/17	2/29/16	2/28/17	2/29/16
Common shares:
Issued to shareholders due to reinvestment of distributions	10,466	9,077	—	—
Repurchased and retired	—	—	—	(22,500)
Weighted average common share:
Price per share repurchased and retired	$—	$—	$—	$13.22
Discount per share repurchased and retired	—	—	—	14.99%
Preferred Shares
Institutional MuniFund Term Preferred Shares
 The following Fund has issued and has outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NTX	2018	14,400	$72,000,000
The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for approximately one year following the date of issuance, at which point the Fund may redeem at its option ("Optional Redemption Date") and any date thereafter. The Fund may be obligated to redeem a certain amount of iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Date for the Fund's iMTP Shares are as follows:

		Term	Optional
Fund	Series	Redemption Date	Redemption Date
NTX	2018	November 1, 2018	May 1, 2016
The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period, were as follows:

NTX
Average liquidation preference of iMTP Shares outstanding	$72,000,000
Annualized dividend rate	1.41%
iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to "qualified institutional buyers." iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as a component of "Institutional MuniFund Term Preferred ("iMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.

72	NUVEEN

Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of "Institutional MuniFund Term Preferred ("iMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate MuniFund Term Preferred Shares
 The following Funds have issued and have outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAZ	2019	883	$88,300,000
NUM	2019	1,730	$173,000,000
During the current reporting period, NAZ and NUM refinanced all of their outstanding Series 2016 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing NAZ and NUM issued an additional $9,300,000 and $14,000,000 Series 2019 VMTP Shares at liquidation preference, respectively, to be invested in accordance with each Fund's investment policies.
Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund's series of VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NAZ	2019	June 1, 2019	May 31, 2017
NUM	2019	June 1, 2019	May 31, 2017
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAZ	NUM
Average liquidation preference of VMTP Shares outstanding	$85,955,890	$169,471,233
Annualized dividend rate	1.45%	1.45%
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that the fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference

NUVEEN	73

Notes to Financial Statements (continued)
of VMTP Shares is a liability and is recognized as a component of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with each Fund's offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
The Funds each incurred offering costs of $200,000 in connection with its issuance of Series 2019 VMTP Shares, which was expensed as incurred and is recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Fund's VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NUO	1	1,480	$148,000,000	September 1, 2043
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund's VRDP Shares have successfully remarketed since issuance.
During the current fiscal period, NUO designated a special rate period until November 15, 2017, for its Series 1 VRDP Shares. In connection with the transition to the special rate period, each series of VRDP Shares have been remarketed and sold to an institutional investor. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NUO
Average liquidation preference of VRDP Shares outstanding	$148,000,000
Annualized dividend rate	0.81%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.

74	NUVEEN

Preferred Share Transactions
 Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	February 29, 2016
NTX	Series	Shares	Amount
iMTP Shares issued	2018	14,400	$72,000,000
Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	February 29, 2016
		NYSE
NTX	Series	Ticker	Shares	Amount
MTP Shares redeemed	2015	NTX PRCCL	(7,092,000)	$(70,920,000)

	Year Ended
	February 28, 2017
NAZ	Series	Shares	Amount
VMTP Shares issued	2019	883	$88,300,000
VMTP Shares exchanged	2016	(790)	(79,000,000)
Net increase (decrease)		93	$9,300,000

NUM
VMTP Shares issued	2019	1,730	$173,000,000
VMTP Shares exchanged	2016	(1,590)	(159,000,000)
Net increase (decrease)		140	$14,000,000
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAZ	NUM	NUO	NTX
Purchases	$44,238,066	$114,001,534	$49,806,025	$30,182,365
Sales and maturities	34,160,241	100,727,538	38,482,885	20,511,295
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

NUVEEN	75

Notes to Financial Statements (continued)
As of February 28, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	NAZ	NUM	NUO	NTX
Cost of investments	$239,274,248	$460,344,437	$420,945,626	$207,264,842
Gross unrealized:
Appreciation	$16,250,544	$24,756,233	$29,705,183	$14,835,751
Depreciation	(4,090,398)	(3,981,008)	(5,380,482)	(910,013)
Net unrealized appreciation (depreciation) of investments	$12,160,146	$20,775,225	$24,324,701	$13,925,738
Permanent differences, primarily due to expiration of capital loss carryforwards, tax basis earnings and profits adjustments, nondeductible reorganization expenses, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds' components of common share net assets as of February 28, 2017, the Funds' tax year end, as follows:

	NAZ	NUM	NUO	NTX
Paid-in surplus	$(1,009,446)	$(218,978)	$(324,645)	$(169,035)
Undistributed (Over-distribution of) net investment income	166,833	34,317	319,044	88,684
Accumulated net realized gain (loss)	842,613	184,661	5,601	80,351
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2017, the Funds' tax year end, were as follows:

	NAZ	NUM	NUO	NTX
Undistributed net tax-exempt income[1]	$380,932	$823,546	$—	$625,403
Undistributed net ordinary income[2]	8,825	—	—	5,732
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2017, paid on March 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended February 28, 2017 and February 29, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	NAZ	NUM	NUO	NTX
Distributions from net tax-exempt income[3]	$9,937,919	$17,269,481	$15,271,572	$7,576,347
Distributions from net ordinary income[2]	47,492	12,198	12,451	5,014
Distributions from net long-term capital gains[4]	—	1,290,275	—	—

2016	NAZ	NUM	NUO	NTX
Distributions from net tax-exempt income	$10,066,290	$17,887,009	$15,534,992	$7,515,079
Distributions from net ordinary income[2]	—	72,899	74,088	324
Distributions from net long-term capital gains	—	97,893	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2017, as Exempt Interest Dividends.
[4]
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2017.

As of February 28, 2017, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NAZ	NUO[5]	NTX
Expiration:
February 28, 2018	$43,720	$275,042	$—
February 28, 2019	—	1,450,805	—
Not subject to expiration	3,032,638	—	3,516,437
Total	$3,076,358	$1,725,847	$3,516,437

[5]	A portion of NUO's capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

76	NUVEEN

During the Funds' tax year ended February 28, 2017, the following Funds utilized capital loss carryforwards as follows:

	NUM	NUO
Utilized capital loss carryforwards	$84,900	$124,337
As of February 28, 2017, the Funds' tax year end, $828,959 of NAZ's capital loss carryforward expired.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	NUM	NUO
Post-October capital losses[6]	$1,093,175	$11,930
Late-year ordinary losses[7]	—	—

[6]	Capital losses incurred from November 1, 2016 through February 28, 2017, the Funds' tax year end.
[7]	Ordinary losses incurred from January 1, 2017 through February 28, 2017 and/or specified losses incurred from November 1, 2016 through February 28, 2017.

7. Management Fees and Other Transactions with Affiliates
Management Fees
 Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period March 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750
Effective August 1, 2016, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

NUVEEN	77

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rated, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2017, the complex-level fee for each Fund was 0.1617%.

Other Transactions with Affiliates
 Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

NAZ
Purchases	$2,041,841
Sales	1,979,633
8. Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period), NTX borrowed $543,636 from the Unsecured Credit Line at an annualized interest rate of 2.02%. None of the other Funds participated in the Unsecured Credit Line during the current fiscal period.
Committed Line of Credit
 The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.

78	NUVEEN

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund. During the current fiscal period, none of the Funds utilized this facility.
9. New Accounting Pronouncements
Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") 2015-03: Interest-Imputation of Interest
The Funds have adopted the disclosure provisions of ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the Statement of Assets and Liabilities as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the Statement of Assets and Liabilities as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.
Amendments to Regulation S-X
 In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

NUVEEN	79

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787
Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
 Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO	NTX
Common shares repurchased	—	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

80	NUVEEN

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

NUVEEN	81

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Indexes Arizona, Michigan, Ohio and Texas: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, Michigan, Ohio and Texas, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

82	NUVEEN

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	83

Board  Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	181

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	181

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
181

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
181

84	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
181

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
181

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	181

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	181

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).
181

NUVEEN	85

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
181

Interested Board Members:

■	WILLIAM ADAMS IV(3) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016- 2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
181

■	MARGO L. COOK(2)(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
181

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Managing Director (since 2004) of Nuveen.	182

86	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	182

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	182

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	182

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	76

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	182

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007
Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016- 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					182

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	182

NUVEEN	87

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	182

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	182

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
					182

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

88	NUVEEN

Notes

NUVEEN	89

Notes

90	NUVEEN

Notes

NUVEEN	91

Nuveen:
                       Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

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Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-B-0217D 138482

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Ohio Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2017	$27,290	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 29, 2016	$26,375	$0	$0	$257

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 29, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2017	$ 0	$ 0	$ 0	$ 0
February 29, 2016	$ 257	$ 0	$ 0	$ 257

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	16	$7.11 billion
	Other Pooled Investment Vehicles	8	$2.41 billion
	Other Accounts	9	$32.5 million
*	Assets are as of February 28, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF REGISTRANT’S SECURITIES AS OF FEBRUARY 28, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Ohio Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 5, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 5, 2017